                                                                  Exhibit 10.7

                                   OFFICE LEASE

                                     Between

                           OKLAHOMA CITY INVESTMENT GROUP

                                     Landlord

                                       and

                           SCRIPPS BANK (in organization)

                                      Tenant

For Premises situated at:

                               7817 Ivanhoe Avenue
                            La Jolla, California 92037

                                TABLE OF CONTENTS

Date and Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 1.  Premises. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
 2.  Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
 3.  Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
 4.  Security Deposit. . . . . . . . . . . . . . . . . . . . . . . . . . .  5
 5.  Utilities and Services. . . . . . . . . . . . . . . . . . . . . . . .  5
 6.  Possession and Use. . . . . . . . . . . . . . . . . . . . . . . . . .  6
 7.  Compliance with Law . . . . . . . . . . . . . . . . . . . . . . . . .  6
 8.  Indemnity, Insurance and Waiver of Subrogation. . . . . . . . . . . .  7
 9.  Tenant's Right to Make Alterations. . . . . . . . . . . . . . . . . . 10
10.  Mechanics' Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
11.  Fixtures and Personal Property. . . . . . . . . . . . . . . . . . . . 11
12.  Assigning, Mortgaging, Subletting,
       Change in Corporate Ownership . . . . . . . . . . . . . . . . . . . 12
13.  Repairs and Maintenance . . . . . . . . . . . . . . . . . . . . . . . 12
14.  Reconstruction. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
15.  Common Areas. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
16.  Other Rules and Regulations . . . . . . . . . . . . . . . . . . . . . 17
17.  Entry by Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . 17
18.  Bankruptcy - Insolvency . . . . . . . . . . . . . . . . . . . . . . . 18
19.  Default by Tenant . . . . . . . . . . . . . . . . . . . . . . . . . . 18
20.  Default by Landlord . . . . . . . . . . . . . . . . . . . . . . . . . 20
21.  Eminent Domain. . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
22.  Attorneys' and Accountants' Fees. . . . . . . . . . . . . . . . . . . 21
23.  Authority of Parties. . . . . . . . . . . . . . . . . . . . . . . . . 22
24.  Sale of Premises by Landlord. . . . . . . . . . . . . . . . . . . . . 22
25.  Subordination, Attornment . . . . . . . . . . . . . . . . . . . . . . 22
26.  Quiet Possession and Relocation . . . . . . . . . . . . . . . . . . . 23
27.  Holding Over. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
28.  Consent of Landlord and Tenant. . . . . . . . . . . . . . . . . . . . 23
29.  Obligations of Successors . . . . . . . . . . . . . . . . . . . . . . 23
30.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
31.  Captions and Terms. . . . . . . . . . . . . . . . . . . . . . . . . . 23
32.  Intentionally Omitted . . . . . . . . . . . . . . . . . . . . . . . . 24
33.  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

     Exhibit A. . . . . . . . Description of Premises
     Exhibit B. . . . . . . . Construction Standards Agreement
     Exhibit C. . . . . . . . Option to Renew
     Exhibit D. . . . . . . . Tenant's Use and Trade Name
     Exhibit E. . . . . . . . Common Area Rules
     Exhibit F. . . . . . . . Building Rules
     Exhibit G. . . . . . . . Parking Agreement
     Exhibit H. . . . . . . . Sign Criteria

                                    OFFICE LEASE

DATE:                  September 1, 1983

LANDLORD:              OKLAHOMA CITY INVESTMENT GROUP,
                       a California Partnership

LANDLORD'S ADDRESS:    10951 Sorrento Valley Road, Suite II C
                       San Diego, CA 92037

TENANT:                SCRIPPS BANK (in organization),
                       a California Banking Corporation

TENANT'S ADDRESS:      7817 Ivanhoe Avenue
                       La Jolla, California 92037

     In consideration of the rents and covenants hereinafter set forth, the above-named Landlord hereby leases to the abovenamed Tenant, and Tenant hereby rents from Landlord, the following described premises (the "Premises") upon the following terms and conditions:

     1. PREMISES. The Premises consists of that office space described on "Exhibit A" attached hereto and made a part hereof, to be constructed in accordance with the terms and provisions set forth on "Exhibit B" attached hereto and made a part hereof.

     2.  TERM.

         2.1 The term of this Lease shall be for (10) years (the "lease term"), commencing February 1, 1984 and ending January 31, 1994. Landlord shall permit Tenant and Tenant's contractors to enter upon the Premises from and after the date of this Lease for the purpose of constructing Tenant's work in accordance with Exhibit B hereto; Tenant shall have exclusive possession of the Premises commencing October 15, 1983 (unless that date be postponed in accordance with Paragraph 3.1) for all purposes contemplated by this Lease, including opening for business. Early possession of the Premises by Tenant pursuant to this Paragraph 2.1 shall be subject to all terms and provisions of this Lease except payment of rent and liability for Direct Expenses as provided in Paragraph 3.3.

         2.2 Exhibit C is attached to this Lease and grants to Tenant options to renew this Lease pursuant to the following provisions: (i) the option or options granted shall be to renew this Lease on all terms and provisions contained in this Lease except for monthly rent, which shall be as set forth on Exhibit C and subject to adjustment in accordance with the provisions of Paragraph 3.2; (ii) Tenant shall give to Landlord at least six
(6) months but not more than twelve (12) months notice in writing of the exercise of any such option to renew; (iii) if Tenant is in default under this Lease on the date of giving Landlord notice of exercise of any such option to renew, or if Tenant is in default hereunder on the date any renewal or extended term is to commence, any such extended or renewal term shall not commence and this Lease shall expire at the end of the initial term or then renewal term. Wherever in this Lease the words "lease term" appear, that phrase shall include any renewal or extended term if the context so indicates.

     3. RENTAL. Tenant agrees to pay as rental for the use and occupancy of the Premises, at the time and in the manner hereinafter provided, the following sums of money:

         3.1 MINIMUM MONTHLY RENT. Tenant shall pay to Landlord as the minimum monthly rent for the Premises, the sum of Twenty-three Thousand, Seven Hundred Seventeen and 20/100 Dollars ($23,717.20) per month. The monthly rent, as it may be adjusted pursuant to Paragraph 3.2, shall be paid by Tenant in advance on the first day of each and every calendar month during the lease term, without setoff or deduction, commencing on February 1, 1984, unless the Building shell has not been certified as complete by the City of San Diego Building Inspection Department by October 15, 1983. In that event the date upon which Tenant's obligation to pay rent under this Paragraph 3.1 shall be extended by the number of days following October 15, 1983 until so certified by the City of San Diego, except to the extent any such delay is caused by Tenant or Tenant's contractors. Should the rental payment period commence on a day of a month other than the first in accordance with the preceding sentence, then the monthly rent for the first fractional month shall be computed on a daily basis from the date of commencement through the end of the month at an amount equal to 1/30 of the monthly rent for each such day.

         3.2  ADJUSTMENT OF MONTHLY RENT.

              3.2.1 The minimum monthly rent provided for in Paragraph 3.1 shall be subject to adjustment either upward or downward at the commencement of the thirty-seventh (37th) month of the lease term and at the beginning of every thirty-sixth (36th) month period thereafter during the initial lease term ("the adjustment date") as follows: The base for computing the adjustment is the Consumer Price Index for All Urban Consumers for the San Diego Area (1967=100), published by the United States Department of Labor, Bureau of Labor Statistics ("Index") published for September 1983 ("Beginning Index"). The Index published for September preceding the adjustment date in question ("Extension Index") is to be used in determining the amount of the adjustment. The monthly rent for the following 36-month period commencing on the adjustment date shall be set by multiplying the minimum monthly rent set forth in Paragraph 3.1 by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. In no case shall the monthly rent be less than the minimum monthly rent set forth in Paragraph 3.1, nor shall the rent so calculated reflect more than a six (6) percent annual increase, noncompounded. On adjustment of the monthly rent as provided in this Lease, the parties shall immediately execute a writing or an amendment to this Lease stating the new monthly rent. If the Index is changed so that the base year differs from that in effect when the lease term commenced, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the lease term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised. If not replaced, the parties shall select another similar index which reflects similar consumer price levels, and if the parties cannot agree on another such index it shall be determined by binding arbitration, the cost of which shall be borne equally by the parties.

              3.2.2 If Tenant exercises its right to extend this Lease as specified on Exhibit C, the monthly rent hereunder for each then beginning renewal term shall be fixed in accordance with the following formula: No later than fifteen (15) days after receipt of Tenant's notice of exercise of option to renew, Landlord shall notify Tenant the full amount of rent which would have been payable pursuant to the cost-of-living adjustment formula set forth in Paragraph 3.2.1 for the first year of the renewal term in question, had there been an adjustment for said year and had rent increases not been limited to six (6) percent annually, together with Landlord's statement as to the fair market rental rate for the Premises at that time. The Index figure to be used for such calculation shall be that published most recently prior to Landlord's receipt of Tenant's notice of exercise of option to renew. Rent for the then beginning renewal term shall be the lower of the fair market rental rate or the fully increased rent as set forth in Landlord's statement. If Tenant disagrees with Landlord's statement, Landlord and Tenant shall each appoint an MAI appraiser, and the two appraisers shall appoint a third. The third appraiser shall determine the prevailing market rent for comparable space, which shall be the initial rental rate for the then beginning renewal term unless the fully increased rent set forth on Landlord's statement is lower. The cost of the appraisal process shall be borne equally by the parties.

              3.2.3 At the beginning of the 37th month during each renewal term the monthly rent so fixed in accordance with Paragraph 3.2.2 shall be adjusted to reflect changes in the Index during the renewal term using the formula specified in Paragraph 3.2.1, except that for the renewal term in question, the initial rent for that renewal term shall be multiplied by a fraction equal to the Extension Index divided by the Beginning Index. The Beginning Index for purposes of this Paragraph 3.2.2 shall be that for September preceding the commencement of that renewal term. In no event shall the rent as so adjusted be decreased below the rent payable during the first month of the renewal term then in effect, nor above a six (6) percent annual increase, noncompounded.

         3.3 MAINTENANCE COSTS. In addition to the foregoing monthly rent, Tenant agrees to pay to Landlord a portion of Landlord's Direct Expenses of operation (hereinafter defined) as follows:

              3.3.1 DEFINITION OF DIRECT EXPENSES. As used herein, the term "Direct Expenses" mans all direct costs of operation and maintenance of the building and appurtenances of which the Premises are a part (hereinafter referred to as the "Building"), as determined by standard accounting practices. Direct Expenses are composed of two categories. Category A Direct Expenses include real property taxes and assessments, rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and collected by Landlord, or both), as well as all other taxes which may now or in the future become due as a result of the existence or operation of the Building, excluding income taxes. Category B Direct Expenses include, by way of illustration only and not for purposes of limitation, common area water and sewer charges, insurance premiums, common area utilities, common area services, labor, costs incurred in the management of the Building including a management fee not to exceed fifteen (15) percent of Category A and B Direct Expenses, common area air-conditioning and heating costs and upkeep, repair, repainting or refurbishing of all parking, structures and common area.

Direct Expenses shall not include overhead or profit except as noted herein, depreciation of the Building or equipment therein, loan payments, executive salaries or real estate brokers' commissions.

              3.3.2 PAYMENT OF DIRECT EXPENSES. Tenant shall pay twenty-nine and three-tenths percent (29.3%) of all Category A Direct Expenses, plus twenty-nine and three-tenths percent (29.3%) of the amount of increases over first year Category B Direct Expenses (as provided in Paragraph 3.3.3), such percentage representing the portion of the total rentable area of the Building occupied by the Premises. Landlord shall give to Tenant, as close to the date upon which monthly rent payments commence as is reasonably practical, a reasonably detailed statement of estimated Direct Expenses and Tenant's share of such direct Expenses, showing, in addition, how Tenant's share was computed. Tenant shall pay one-twelfth thereof concurrently with each monthly rent payment. If the statement is not rendered prior to commencement of rent payments, Tenant shall pay to Landlord an account equal to one such monthly installment multiplied by the number of months since commencement of monthly rent until the month of such payment, both months inclusive.

              3.3.3 INCREASES IN DIRECT EXPENSES. Landlord shall endeavor to give to Tenant on or before March 1 of each subsequent year a statement of Direct Expenses payable by Tenant, giving Tenant credit for the estimated installment payments received from Tenant. Failure of Landlord to provide such statement by that date shall not constitute a waiver by Landlord of its right to require payment by Tenant of the sums show thereon to be due. Such statement shall be in reasonable detail and shall be certified by Landlord as correct. Landlord shall maintain all records relating to Direct Expenses for three (3) years. Tenant's liability for increases in Category B Direct Expenses shall be based on initial first year total Category B Expenses of Forty Thousand Dollars ($40,000) or Landlord's actual Category B Direct Expenses, whichever is greater. Tenant shall have no liability for increases in Category A Direct Expenses if any increase is the result of reassessment of the Building upon change of ownership as described in Sections 60 et. seq. of the California Revenue and Taxation Code. Tenant shall pay in full the total amount due for the preceding year, in excess of the installment payments made by Tenant, upon receipt of Landlord's statement.

              3.3.4 PAYMENT OF INCREASES IN SUCCEEDING YEARS. Landlord's statement referred to in Paragraph 3.3.3 shall include Landlord's estimate of Tenant's liability for Direct Expenses for the current year divided into twelve (12) equal monthly installments. Such estimate shall be based upon the prior year's Direct Expenses and shall include reasonably anticipated increases or decreases in Direct Expenses. Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) such monthly installment multiplied by the number of months from January in the year in which said statement is submitted to the month of such payment, both months inclusive, less the amount of estimated installment payments received from Tenant. Installments for subsequent months shall be payable concurrently with the regular monthly rent payments and shall continue until the next year's statement is rendered.

              3.3.5 DECREASES IN DIRECT EXPENSES. If in any year Tenant's share of Direct Expenses shall be less than the sum of the estimated installment payments made by Tenant, then any overpayment made by Tenant on the monthly installments basis shall be paid to Tenant in cash.

              3.3.6 PAYMENT OF DIRECT EXPENSES ON TERMINATION. Even though the lease term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Direct Expenses for the year in which this Lease terminates, upon notification by Landlord, Tenant shall immediately pay any increase due over the estimated installment payments made; and conversely, any overpayment made in the event said expenses decrease shall be credited toward any sums owing from Tenant to Landlord, or paid by Landlord to Tenant if no sums are owing. Landlord shall prorate Tenant's share of Direct Expenses to the date of termination, and shall provide Tenant with a calculation of how Tenant's share was determined.

              3.3.7 TENANT'S RIGHT TO INSPECT RECORDS. Tenant shall have the right to examine Landlord's records relating to Direct Expenses at all reasonable times during regular business hours upon ten (10) days' advance notice in writing to Landlord. In the event Tenant discovers a discrepancy which caused Tenant to pay in excess of Tenant's actual percentage of Category A and B Direct Expenses, said overpayment shall be refunded to Tenant. If Tenant discovers a discrepancy which caused Tenant to pay less than its actual percentage then Tenant shall pay Landlord the balance due. If any above described excess payment by Tenant exceeds 2% of the amount originally charged to Tenant, then Landlord shall pay Tenant's out-of-pocket costs in conducting such examination.

     4. SECURITY DEPOSIT. Tenant agrees that Tenant shall deposit with Landlord on the date Tenant opens for business from the Premises the sum of Twenty-three Thousand, Seven Hundred Seventeen and 20/100 Dollars ($23,717.20), to be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the lease term. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to payment of monthly rent or Direct Expenses, Landlord may (but shall not be required to) use, apply or retain all or any part of the security deposit for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of Tenant's deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit with Landlord cash in an amount sufficient to restore the security deposit to the original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to maintain Tenant's security deposit separate from Landlord's general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by Tenant, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the second year of the lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall assign and transfer said deposit to Landlord's successor in interest hereunder, whereupon Landlord's obligations hereunder shall terminate.

     5. UTILITIES AND SERVICES. Tenant agrees, at its own expense, to pay for all services and utilities used by Tenant on the Premises from and after delivery of possession thereof by Landlord. If a separate meter is provided for Tenant for any such utilities, it shall be at Tenant's expense. Landlord agrees that initially, and only to the extent shown on "Exhibit B" hereto, Landlord shall cause utilities and services to be made available to Tenant.

     6.   POSSESSION AND USE.

          6.1 Tenant shall use the Premises solely for the purposes specified in "Exhibit D" attached hereto. Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord. Tenant shall not sell merchandise from vending machines or allow any coin-operated vending or gaming machines (other than for use by employees of Tenant) on the Premises without the prior written consent of Landlord. Tenant shall not use or permit any person or persons to use the Premises or any part thereof for conducting a second-hand store, auction, distress or fire sale or bankruptcy or going out-of-business sale, or for any use or purpose in violation of the laws of the United States of America, or the laws, ordinances, regulations and requirements of the State, County and City where the Premises are situated, or other lawful authorities. The Premises and every part thereof shall be kept by Tenant in a clean and wholesome condition, free of any objectionable noises, odors or nuisances; and that all health and police regulations shall, in all respects and at all times, shall be complied with by Tenant. Tenant shall not cause, maintain nor permit any nuisance in, on or about the Premises, the Building nor commit or suffer to be committed any waste in or upon the Premises. No aerial or antenna shall be erected on the roof or exterior walls of the Premises or the Building without first obtaining, in each instance, the written consent of Landlord. Any aerial or antenna so installed without such written consent shall be subject to removal without notice at any time. In addition, Tenant shall not solicit in any manner in any of the automobile parking and common areas of the Building. Tenant shall not close Tenant's office for five (5) or more consecutive days without first obtaining Landlord's written consent. Landlord reserves the right to regulate the activities of Tenant in regard to deliveries and servicing of the Premises, provided that the same shall not reasonably interfere with Tenant's business, and Tenant agrees to abide by such non-discriminatory regulations of Landlord. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose.

          6.2 Landlord shall deliver the Premises to Tenant in good condition and free of defects with respect to the structural engineering and construction of the shell of the Premises. Upon notification to Landlord of any defect in such structural engineering or construction Landlord shall promptly repair the same at Landlord's sole cost.

     7. COMPLIANCE WITH LAW. Tenant shall, at Tenant's sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against the Tenant, whether Landlord be a part thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between Landlord or Tenant. Landlord represents that this Lease and Tenant's planned use of the Premises will not be violative of any applicable governmental statute, ordinance or regulation, excluding governmental regulation of Tenant's banking operations and compliance by Tenant with respect to Tenant's improvements to the Premises, but including zoning ordinances. Tenant acknowledges that Landlord has not, as of the date of this Lease, received final approval of zoning modifications with respect to the Premises for Tenant's use. Notwithstanding the foregoing and without relieving Landlord of its obligation to pursue such final approval with due diligence, if Landlord and Tenant agree prior to October 15, 1983 that Landlord will be unable to obtain such final approval, then this Lease shall terminate upon such agreement and Landlord's liability to Tenant for breach of the representation herein that this Lease is not violative of zoning ordinances shall be limited to Tenant's out-of-pocket costs in connection with the negotiation of this Lease and preparation of the Premises for Tenant's use. In the event Landlord and Tenant agree after October 15, 1983, that such final approval will not be forthcoming, there shall be no limitation on Landlord's liability for Tenant's damages for breach of such representation.

     8.   INDEMNITY, INSURANCE AND WAIVER OF SUBROGATION:

          8.1 Tenant covenants with Landlord that Landlord shall not be liable for any damage or liability of any kind or for any injury to or death of persons or damage to property of Tenant or any other person, from and after Tenant taking possession thereof pursuant to the provisions of Paragraph 2.1, from any cause whatsoever by reason of the use, occupancy and enjoyment of the Premises by Tenant or any person holding under Tenant, and that Tenant will indemnify and save harmless the Landlord from all liability whatsoever on account of any such real or claimed damage or injury and from all liens, claims and demands arising out of the use of the premises, by Tenant, its invitees, agents and employees or any person holding under Tenant, or in connection with any repairs or alterations which Tenant may make, except to the extent any such damage or claim results from the negligent or intentional act or omission of Landlord. This obligation to indemnify shall include reasonable attorneys' fees.

          8.2 Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Premises or contents (or if the Premises are part of a development to other portions of the Building), arising from any risk covered by fire and extended coverage insurance required to be carried by this Lease; and the parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that it may have against Landlord or Tenant, as the case may be. The foregoing waivers of subrogation shall be operative only so long as available in the State in which the Premises are situated.

          8.3 Tenant further covenants and agrees that from and after Tenant taking possession of the Premises pursuant to the provisions of Paragraph 2.1, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

               8.3.1 Bodily injury liability insurance with limits of not less than Five Hundred Thousand Dollars ($500,000) per person and One Million Dollars ($1,000,000) per occurrence insuring against any and all liability of the insured with respect to the Premises or arising out of the maintenance, use or occupancy thereof, and property damage liability insurance with a limit of not less than Two Hundred Thousand Dollars ($200,000) per accident or occurrence. All such bodily injury liability insurance and property damage liability insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death or persons and injury or damage to property in this Section 8 contained; and

               8.3.2 Insurance covering Tenant's leasehold improvements, alterations, additions or improvements permitted under Section 9, trade fixtures, merchandise and personal property from time to time in, on or upon the Premises, in an amount not less than eighty percent (80%) of their full replacement cost from time to time during the lease-term, providing protection against any peril included within the classification "Fire and Extended Coverage", together with insurance against sprinkler damage, vandalism and malicious mischief. Any insurance proceeds shall be used for the repair or replacement of the property damaged or destroyed unless the Lease shall cease and terminate under the provisions of Section 14.

               8.3.3 All policies of insurance provided for herein shall be issued by insurance companies with a Best rating of A or better and shall be issued in the names of Landlord and Tenant, which policies shall be for mutual and joint benefit and protection of Landlord and Tenant. Certificate of such insurance shall be delivered to Landlord within thirty (30) days after Tenant has entered upon the Premises pursuant to the provisions of Paragraph 2.1, and thereafter within thirty (30) days after renewal of each such policy. All comprehensive general liability policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to Landlord, its servants, agents and employees by reason of the negligence of Tenant. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All certificates of insurance delivered to Landlord must contain a provision that the company writing said policy will give to the Landlord twenty (20) days' notice in writing in advance of any cancellation or lapse, or the effective date or any reduction in the amounts of insurance. All comprehensive general liability and other casualty policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry. Tenant's deductible limits from time to time shall be commercially reasonable and be approved by Landlord, which approval shall not be unreasonably withheld; provided that Landlord's consent shall not be required to deductible limits of $10,000 or less. In the event of any loss covered by insurance required to be maintained by Tenant under this Lease, Tenant shall pay the deductible amount applicable to the party entitled thereto, and shall indemnify Landlord in connection therewith as required by Paragraph 8.1.

          8.4  Notwithstanding anything to the contrary contained within this
Section 8, Tenant's obligation to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that Landlord shall be named as an additional assured thereunder as its interests may appear and that the coverage afforded Landlord will not be reduced or diminished by reason of the use of such blanket policy of insurance; and provided further that the requirements set forth in this Section 8 are otherwise satisfied.

          8.5 Tenant agrees that it will not at any time during the lease term carry any stock of goods or do anything in or about the Premises which will in any way tend to increase the insurance rates upon the Building. Tenant agrees to pay to Landlord forthwith upon demand the amount of any increase in premiums for insurance against loss by fire that may be charged during the lease term on the amount of insurance carried by Landlord on the Building resulting from the foregoing or from Tenant doing any act which does so increase the insurance rates, whether or not Landlord shall have consented to any such act on the part of Tenant. If Tenant installs upon the Premises any electrical equipment which constitutes an overload of the electrical lines of the Premises, Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading. Tenant shall, at its own expense, comply with all requirements, including the installation of fire extinguishers or automatic dry chemical extinguishing system, of the insurance underwriters or any governmental authority having jurisdiction thereover, necessary for the maintenance of reasonable fire and extended coverage insurance for the Premises and portions of the Building which exclusively benefit Tenant.

          8.6 Landlord, at its cost, shall maintain on the Building and other improvements in which the Premises are located a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of at least ninety (90) percent of full replacement value. Tenant acknowledges that such casualty insurance does not cover Tenant, and that Tenant's property and improvements shall be insured by Tenant as required by Paragraph 8.3.2. Landlord shall also maintain in effect during the lease term liability insurance with respect to the common areas in such amounts and with deductible limits as Landlord deems prudent to protect the interests of Landlord and all tenants of the Building. Landlord shall provide to Tenant certificates of the insurance required to be carried by Landlord hereunder. All public liability and property damage policies shall contain a provision that Tenant, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to Tenant, its servants, agents and employees, by reason of the negligence of Landlord, and shall contain a provision that the company writing said policy will give Tenant twenty (20) days' notice in writing in advance of the cancellation or lapse of such insurance. All such policies shall be written as primary policies, not contributing with or in excess of coverage which Tenant may carry. In the event of any loss covered by insurance required to be maintained by Landlord under this Lease, Landlord shall not pass on to Tenant, as a Direct Expense under Paragraph 3.1 or otherwise, all or any portion of the deductible amount payable as a result of any such loss.

      9. TENANT'S RIGHT TO MAKE ALTERATIONS. Landlord agrees that Tenant may, at its own expense but only after obtaining Landlord's written consent thereto, from time to time during the lease term, make alterations, additions and changes in and to the interior of the Premises (except those of a structural nature) as Tenant may find necessary or convenient for Tenant's purposes. In addition, no alterations, additions or changes shall be made to any portion of the Premises fronting on a common area, the exterior walls or roof of the Premises or the Building. In no event shall Tenant make or cause to be made any penetration through the roof of the Premises or the Building without the prior written approval of Landlord. Tenant shall be directly responsible for any and all of damages resulting from any violation of the provisions of this Section 9. All work with respect to any alterations, additions, and changes must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. Upon completion of such work, Tenant shall file for record in the office of the County Recorder of the County in which the Premises are situated a Notice of Completion as permitted by law. All work by Tenant hereunder shall be performed and done strictly in accordance with the laws and ordinances relating thereto. Tenant shall have all such work performed in such a manner as not to obstruct the access to the Building by any other tenant of the Building. In the event that Tenant shall make any permitted alterations, additions or improvements to the Premises under the terms and provisions of this Section 9, Tenant agrees upon its part to carry insurance in form and amount satisfactory to Landlord, covering any such alteration, addition or improvement, it being expressly understood and agreed that none of such alterations, additions or improvements shall be insured by Landlord under such insurance as Landlord may carry upon the Building, nor shall Landlord be required under any provisions for reconstruction of the Premises to reinstall any such alterations, improvements or additions. Tenant shall request Landlord's written consent to any work under this Paragraph 9 at least ten (10) days' prior to the anticipated commencement thereof and shall, if required by Landlord, secure a completion and lien indemnity bond satisfactory to Landlord at Tenant's own cost and expense. All improvements made by Tenant to the Premises pursuant to this Paragraph 9 shall be the property of Tenant during the lease term. Upon termination of Tenant's leasehold estate such alterations, additions or changes shall be considered as improvements and shall belong to Landlord, except as provided in Paragraph 11.

     10.  MECHANIC'S LIENS.

          10.1 Tenant agrees that it will pay or cause to be paid all costs for work done by Tenant or cause to be done by Tenant on the Premises, and the Tenant will keep the Premises free and clear of all mechanic's liens and other liens on account of work done for Tenant or persons claiming under Tenant. Tenant agrees to and shall indemnify, defend and save Landlord free and harmless against liability, loss, damage, costs, attorneys' fees, and all other expenses on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under Tenant. If Tenant shall desire to contest any claim of lien, Tenant shall furnish Landlord adequate security of the value or in the amount of the claim, plus estimated costs and interest, or a bond of a responsible corporate surety in such amount conditioned on the discharge of the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same at once. If Tenant shall be in default in paying any charge for which a mechanics' lien claim and suit to foreclose the lien have been filed, and shall not have given Landlord security to protect the property and Landlord against such claim of lien, Landlord may (but shall not be so required to) pay the said claim and any costs, upon five (5) days' notice to Tenant, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and owing from Tenant to Landlord, and Tenant shall pay the same to Landlord with interest at the maximum lawful rate from the dates of Landlord's payments. Should any claims of lien be filed against the Premises or any action affecting the title to such property be commenced, the party receiving notice of such lien or action shall forthwith give the other party written notice thereof.

          10.2 Landlord or its representatives shall have the right to go upon and inspect the Premises at all reasonable times and shall have the right to post and keep posted thereon notices of nonresponsibility, or such other notice which Landlord may deem to be proper for the protection of Landlord's interest in the Premises. After obtaining the written consent of Landlord thereto Tenant shall, before the commencement of any work which might result in any such lien, give to the Landlord written notice of its intention to do so in sufficient time to enable the posting of such notices.

     11.  FIXTURES AND PERSONAL PROPERTY.

          11.1 Any equipment, trade fixtures, signs and other personal property of Tenant not permanently affixed to the Premises shall remain the property of Tenant, and Landlord agrees that Tenant shall have the right, at any time, and from time to time, to remove any and all of its equipment, trade fixtures, signs and other personal property which it may have stored or installed in the Premises. Tenant at its expense shall immediately repair any damage occasioned to the Premises or the Building by reason of the removal of any such equipment, trade fixtures, signs, and other personal property, and upon the last day of the lease term or a date of earlier termination of this Lease, shall leave the Premises in a neat and clean condition, free of debris. All improvements to the Premises by Tenant, including but not limited to heating, ventilating and/or air conditioning equipment, light fixtures, floor coverings and nonmovable, demountable ceiling height partitions (but excluding movable equipment, movable nondemountable partitions of less than ceiling height, trade fixtures and signs) shall become the property of Landlord upon expiration or earlier termination of this Lease; except that Tenant may at Tenant's option remove any improvements made by Tenant pursuant to Paragraph 9 herein provided.

          11.2 Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operation, as well as upon its trade fixtures, leasehold improvements, merchandise and other personal property in, on or upon the Premises. In the event any such items of property are assessed with property of Landlord, then, and in such event, Landlord shall divide such assessment between Landlord and Tenant and to the end that

Tenant shall pay only its equitable proportion of such assessment. Tenant shall remit the amount of any such divided assessment to Landlord within ten
(10) business days after receipt from Landlord of a statement therefor reflecting such division.

     12.  ASSIGNING, MORTGAGING, SUBLETTING, CHANGE IN CORPORATE OWNERSHIP.

          12.1 Tenant shall not transfer, assign, sublet, mortgage or hypothecate this Lease or Tenant's interest in the Premises without first procuring the written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall pay to Landlord the sum of $100.00 with each request for Landlord's consent, to cover Landlord's expenses in connection with processing each such request. Any such consent of Landlord shall not be construed as consent to any subsequent assignment, subletting or other such transfer. Any attempted transfer, assignment, subletting, mortgage or hypothecation without Landlord's written consent shall be void and confer no rights upon any third person; and Landlord reserves the right of immediate re-entry in the event of any such attempted transfer. Nothing herein contained shall relieve Tenant from its covenants and obligations for and during the lease term. Nothing in this Paragraph 12.1 shall be construed as to limit Tenant's right to enter into a license agreement whereby Tenant would do business from the Premises as the licensee of another financial institution.

          12.2 Each transfer, assignment, subletting, mortgage and hypothecation to which there has been consent shall be by an instrument in writing, in form satisfactory to Landlord, and shall be executed by the transferor, assignor, sublessor, hypothecator or mortgagor and the transferee, assignee, sublessee, or mortgagee in each instance, as the case may be; and each transferee, assignee, sublessee, or mortgagee shall agree in writing for the benefit of the Landlord to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant, including the payment of all amounts due or to become due under this Lease directly to the Landlord.

          12.3  Intentionally omitted.

     13.  REPAIRS AND MAINTENANCE.

          13.1 Tenant agrees at all times, from and after Tenant taking possession of the Premises pursuant to the provisions of Paragraph 2.1, and at Tenant's own cost and expense, to repair, replace and maintain in good and tenantable condition the Premises and every part thereof (except that portion of the Premises to be maintained by Landlord as hereinafter provided), and including without limitation all such items of repair, maintenance, alteration and improvement or reconstruction as may at any time or from time to time be required by a governmental agency having jurisdiction thereof. All glass, both exterior and interior, is the sole risk of Tenant, and any glass broken shall be promptly replaced by Tenant with glass of the same kind, size and quality. Subject to the foregoing provisions hereof, Landlord shall keep and maintain in good and tenantable condition and repair, the roof, exterior walls, structural parts of the Premises and structural floor, pipes and conduits outside the Premises for the furnishing to the Premises of various utilities (except to the extent that the same are the obligation of the appropriate public utility company); provided, however, that Landlord shall not be required to make repairs necessitated by reason of the negligence of Tenant or anyone claiming under the Tenant, or by reason of the failure of the Tenant to perform or observe any covenants, conditions or agreements in this Lease contained, or caused by any alterations, additions or improvements made by Tenant or anyone claiming under Tenant. Anything to the contrary contained in this Lease notwithstanding, Landlord shall not in any way be liable to Tenant for failure to make repairs as herein specifically required of Landlord unless Tenant has previously notified Landlord, in writing, of the need for such repairs and Landlord has failed to commence and complete said repairs within a reasonable period of time following receipt of Tenant's written notification. It is understood and agreed that Landlord shall be under no obligation to make any repairs, alterations, renewals, replacements or improvements to and upon the Premises or the mechanical equipment exclusively serving the Premises at any time except as in this Lease expressly provided. As used in this Section 13 the expression "exterior walls" shall not be deemed to include plate glass, window cases or window frames, doors or door frames, security grilles or similar enclosures.

          13.2 Upon any surrender of the Premises, Tenant shall redeliver the Premises to Landlord in good order, condition and state of repair, ordinary wear and tear and casualty damage excepted.

          13.3 Tenant further covenants and agrees that Landlord may enter upon the Premises at all reasonable times after giving reasonable notice to Tenant, and make any necessary repairs to the Premises and perform any work therein (i) which may be necessary to comply with any laws, ordinances, rules or regulations of any public authority or of the Insurance Service Office or of any similar body if Tenant fails to perform such work or (ii) that Landlord may deem necessary to prevent waste or deterioration in connection with the Premises if Tenant does not make or cause such repairs to be made or performed promptly after receipt of written demand from Landlord or (iii) that Landlord may deem necessary to perform construction work incidental to any portion of the Building adjacent to, above, or below the Premises.
Nothing herein contained shall imply any duty on the part of Landlord to do any such work which under any provision of this Lease Tenant may be required to do, nor shall it constitute a waiver of Tenant's default in failing to do the same. All entries by Landlord upon the Premises shall be in a reasonable manner, so as not to unreasonably interfere with or inconvenience Tenant in the conduct of its business. No exercise by Landlord of any rights herein reserved shall entitle Tenant to any damage for any injury or inconvenience occasioned thereby unless caused by the landlord's intentional or negligent act or omission nor to any abatement of rent. Tenant shall pay the cost of any work Landlord performs which is Tenant's responsibility, together with interest thereon at the maximum rate permitted by law, to Landlord as additional rent within five (5) days after receipt of a bill therefor.

          13.4 Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building (if any), nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants, or employees. Landlord and Landlord's agents shall not be liable for interference with the light or other incorporeal hereditaments or for loss of business by Tenant. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment. Tenant, as a material part of the consideration for this Lease, hereby assumes all risk or damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

     14.  RECONSTRUCTION.

          14.1 In the event the Premises be damaged by fire or other perils covered by Landlord's insurance to be carried hereunder, Landlord shall; (i) Within a period of ninety (90) days thereafter, complete repair, reconstruction and restoration of the Premises in which event this Lease shall continue in full force and effect; or (ii) In the event of a partial or total destruction of the Premium during the last six (6) months of the lease term Landlord shall have the option to terminate this Lease upon the giving of written notice to Tenant of exercise of such option within thirty (30) days after such destruction. For purposes of this subparagraph "partial destruction" shall be deemed a destruction to an extent of at least fifty (50%) of the full replacement cost of the Premises or the Building as of the date of destruction.

          14.2 In the event the Premises or the Building shall be damaged as a result of any flood, earthquake, act of war, nuclear reaction, nuclear radiation or radioactive contamination, or from any other casualty not covered by Landlord's insurance to be carried hereunder, to any extent whatsoever, Landlord may within thirty (30) days following the date of such damage, commence repair, reconstruction or restoration of the Premises and prosecute the same diligently to completion, in which event this Lease shall continue in full force and effect if Landlord completes such repairs within ninety (90) days of such casualty, or within said thirty (30) day period Landlord may elect not to so repair, reconstruct or restore the Premises, in which event this Lease shall cease and terminate. In either such event Landlord shall give Tenant written notice of its intention within said thirty
(30) day period. Notwithstanding the foregoing, unless such uninsured casualty occurs during the last twenty-four (24) months of the lease term, Tenant shall have the right, at Tenant's sole cost and expense, to repair, reconstruct or rebuild the Building shell and appurtenances provided Tenant completes such repair and restoration within nine (9) months of the date of casualty. Tenant shall notify Landlord in writing of the exercise of such right within 15 days after the occurrence of such uninsured casualty, and thereafter commence such reconstruction within ninety (90) days following such damage and complete the work within the aforesaid nine (9) month period, in which case this Lease shall continue in full force and effect. Landlord shall not be liable for any expense whatsoever in connection with such work by Tenant unless Landlord requests any changes to the work of restoration and agrees in writing with Tenant to bear the cost and expense of such requested change. Tenant agrees that Tenant shall indemnify and hold Landlord harmless from any and all liability, cost and expense in connection with such repair or reconstruction by Tenant.

          14.3  In the event of any reconstruction of the Premises under this
Section 14, said reconstruction shall be in conformity with the plans and specifications prepared by Landlord's architect and Tenant's plans and specifications approved by Landlord. All reconstruction work shall be performed by Landlord's contractor unless Landlord shall otherwise agree in writing. Tenant, at its sole cost and expense, shall be responsible for the repair and replacement of its equipment, trade fixtures, furniture and furnishings. Tenant shall commence such installation of fixtures, equipment of the Premises and shall commence such installation of fixtures, equipment of the Premises and shall diligently prosecute such installation to completion upon substantial completion of any work by Landlord.

          14.4 If there is a destruction to the Building and other improvements that exceeds fifty (50) percent of the then replacement value thereof from any risk, Landlord may elect to terminate this Lease whether or not the Premises are affected by such destruction, so long as Landlord terminates the leases of all tenants in the Building.

          14.5 Upon any termination of the Lease under any of the provisions of this Section 14, the parties shall be released thereby without further obligations to the other party coincident with the surrender of possession of the Premises to Landlord, except for items which have theretofore accrued and be then unpaid. In the event of termination, all proceeds from Tenant's fire and extended coverage insurance covering Tenant's leasehold improvements (but excluding proceeds for equipment, trade fixtures, merchandise, signs and other personal property permitted to be removed by Tenant pursuant to Paragraph 11.1) shall be disbursed and paid to Landlord.

          14.6 In the event of repair, reconstruction and restoration as herein provided, Tenant shall continue the operation of its business on the Premises to the extent reasonably practicable from the standpoint of prudent business management, and the obligation of Tenant hereunder to pay rental and Direct Expenses shall be equitably abated. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or the Building or for Tenant's personal property, or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

          14.7 Tenant hereby waives any statutory rights, of termination which may arise by reason of any partial or total destruction of the Premises or the Building which Landlord is obligated to restore or may restore under any of the provisions of this Lease.

     15. COMMON AREAS. The Premises are part of a Building, and the following provisions shall govern common areas therein:

          15.1 The term "common areas" refers to all areas within the exterior boundaries of the Building which are now or hereafter made available for general use, convenience and benefit of Landlord and other persons entitled to occupy floor area in the Building, including any lobbies or hallways, automobile parking areas, parking structures, if any, driveways, sidewalks, landscaped and planted areas, if any. Tenant and its invitees are, except as otherwise specifically provided in this Lease, authorized, empowered and privileged to use the common areas in common with other persons during the lease term. Landlord shall at all times have the right and privilege of determining the nature and extent of the common areas, whether the same shall be surface or underground, and of making such changes therein and thereto from time to time which in Landlord's opinion are deemed to be desirable and for the best interest of all persons using said common areas, including the location and relocation of doorways, driveways, entrances, exits, automobile parking spaces, if any, the direction and flow of traffic, installation of prohibited areas, landscaped areas, if any, and all other facilities thereof. Nothing contained therein shall be deemed to create any liability upon Landlord for any damage to motor vehicles of customers or employees or for loss of property within such motor vehicles, unless caused by the intentional or negligent act or omission of Landlord, its agents, servants or employees.

          15.2 Landlord shall also have the right to establish, and from time to time change, alter or amend, and to enforce against Tenant and the other users of the common areas such reasonable rules and regulations (including the exclusion of employees' parking therefrom) as Landlord may deem necessary or advisable for the proper and efficient operation and maintenance of said common areas. The rules and regulations herein provided may include, without limitation, the hours during which the common areas shall be open for use. Landlord shall at all times during the term of this Lease have the sole and exclusive control of the common areas. The rights of Tenant hereunder in and to the common areas shall at all times by subject to the rights of Landlord and the other tenants of Landlord to use the same in common with Tenant. It shall be the duty of Tenant to keep all common areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation and to permit the use of any common areas only for normal ingress and parking, if any is provided, by clients, customers, patrons and service suppliers to and from the Building occupied by Tenant and the other tenants of Landlord. It is understood that Tenant and employees of Tenant and the other tenants of Landlord within the Building shall not be permitted to park their automobiles in the automobile parking areas, if any, of the common areas which may from time to time be designated for patrons of the Building unless specifically authorized by Landlord in writing. Landlord shall at all times have the right to designate the particular parking area to be used by any or all of Tenant's employees and any such designation may be changed from time to time. Tenant and its employees shall park their vehicles only in those portions of the parking areas, if any, designated for that purpose by Landlord. Tenant shall furnish Landlord with a list of Tenant's and Tenant's employees' vehicle license numbers from time to time at Landlord's request. If Tenant or its employees fail to park their cars in designated areas, or fail to abide by Landlord's Rules, Landlord may terminate such employees' parking privileges. Landlord's initial Rules under this Section 15 are attached hereto as Exhibit E.

          15.3 Nothing in this Section 15 shall imply any obligation on the part of Landlord to establish any common areas other than those existing on the date of this Lease.

     16. OTHER RULES AND REGULATIONS. In addition to the rules and regulations permitted to be promulgated by Landlord with respect to the common areas, Landlord may, from time to time, prescribe other reasonable rules and regulations regarding the general operation and functioning of the Building. Tenant shall faithfully observe and comply with such other rules and regulations as Landlord shall from time to time promulgate. Such rules and additions and modifications thereto shall be binding upon Tenant upon delivery of copies thereof to Tenant. Tenant acknowledges that Landlord shall not be responsible to Tenant for nonperformance of Landlord's rules by any other tenants or occupants, but Landlord shall make reasonable efforts to enforce such Rules upon written notice or request therefor from Tenant or after receipt of actual notice by Landlord of the nonperformance of such rules. Landlord's initial Rules under this Paragraph 16 are attached hereto as Exhibit F. Landlord shall not waive the observance of such Rules by other Tenants of the Building if, in Landlord's reasonable judgement, such waiver would have an adverse effect on Tenant in the conduct of its business.

     17. ENTRY BY LANDLORD. Landlord shall have the right to enter the Premises (other than Tenant's vault, file room and other secured areas) to inspect the same, to submit the Premises to prospective purchasers or tenants, to post notices of nonresponsibility, to exercise Landlord's rights under Paragraph 13.3, or for the purpose of running conduits through the space between the dropped ceiling and the floor of the Building immediately above the Premises for Landlord's purposes in furnishing and maintaining services, utilities and the like to the Building (including but not limited to air-conditioning, electrical services, plumbing lines and sprinkler systems). If the Premises have no dropped ceilings, Landlord may install such conduits provided they shall not unreasonably detract from the character of the Premises and they shall be installed only above ten (10) feet from the floor level of the Premises. Tenant acknowledges that Landlord shall have such right to run conduits whether or not of direct benefit to the Premises. All such entries shall be at reasonable times, after giving reasonable notice to Tenant, and shall be performed in a reasonable manner. No such entry shall unreasonably interfere with Tenant's conduct of its business on the Premises or unreasonably inconvenience Tenant. Further, with respect to the running of conduits through the Premises, such conduits shall not interfere or conflict with Tenant's own conduits installed from time to time in the Premises. Landlord shall further be responsible for any damage to the Premises or to Tenant's property located there or to Tenant or its employees or visitors due to leaks, defective workmanship or otherwise resulting from any such installation or location of such conduits in the Premises. Notwithstanding Landlord's right to enter, Landlord shall not have or retain a key to the Premises or to any portion thereof, and Landlord may use any and all proper and reasonable means to open doors to the Premises in an emergency in order to gain entry to the Premises without liability to Tenant except for any failure to exercise due care with regard to Tenant's property.

     18. BANKRUPTCY-INSOLVENCY. Tenant agrees that, to the extent permitted by law, in the event all or substantially all of Tenant's assets be placed in the hands of a receiver or trustee and such receivership or trusteeship continues for a period of thirty (30) days, or should Tenant make an assignment for the benefit of creditors or be finally adjudicated a bankrupt, or should Tenant institute any proceeding under the Bankruptcy Act as the same now exists or under any amendment thereof which may hereafter be enacted, or under any other act relating to the subject of bankruptcy wherein Tenant seeks to be adjudicated a bankrupt, or to be discharged of its debts, or to effect a plan of liquidation, composition or reorganization or should any involuntary proceeding be filed against Tenant under any such bankruptcy laws and such proceeding not be removed within ninety (90) days thereafter, then this Lease or any interest of Tenant in and to the Premises shall not become an asset in any of such proceedings and, in any such events and in addition to any and all rights or remedies of Landlord hereunder or by law provided, it shall be lawful for Landlord to declare the term hereof ended and to reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder. The provisions of this Section 18 shall also apply to any guarantor of this Lease as if such guarantor were the Tenant.

     19.  DEFAULT BY TENANT.

          19.1 Should Tenant at any time be in default hereunder with respect to any rental or Direct Expenses payments or other charges payable by Tenant hereunder, and should such default continue for a period of ten (10) business days after written notice from Landlord to Tenant; or should Tenant be in default in the prompt and full performance of any other of its promises, covenants or agreements herein contained and should such default or breach of performance continue for more than a reasonable time (not exceeding thirty (30) days) after written notice thereof from Landlord to Tenant specifying the particulars of such default or breach of performance; or should Tenant vacate or abandon the Premises; then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and in addition to any or all other rights or remedies of Landlord hereunder and by the law provided, it shall be, at the option of Landlord, without further notice or demand of any kind to Tenant or any other person:
(a) the right of Landlord to terminate this Lease and declare the lease term ended and to reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or thereunder; or (b) the right of Landlord without declaring this Lease ended, to reenter the Premises and occupy the whole or any part thereof for and on account of Tenant and to collect said rent and any other rent that may thereafter become payable; and
(c) the right of Landlord, even though Landlord may have reentered the Premises on account of Tenant, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises.

          19.2 Should Landlord have reentered the Premises under the provisions of subparagraph (b) of Paragraph 19.1, Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay rent thereafter to accrue or Tenant's liability for damages under any of the provisions hereof, by any such reentry or by any action in unlawful detainer or otherwise, to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that Landlord has so elected to terminate this Lease. Tenant covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the state in which the Premises are located and the surrender of possession pursuant to such notice shall not be deemed to be a termination of this Lease (unless Landlord elects to the contrary at the time of or at any time subsequent to the serving of such notices and such election be evidenced by a written notice to Tenant). In the event of any entry or taking possession of the Premises as aforesaid, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of the owner or owners thereof.

          19.3 Should Landlord elect to terminate this Lease under the provisions of subparagraphs (a) or (c) of Paragraph 19.1, Landlord may recover from Tenant as damages: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to any costs or expenses incurred by Landlord in maintaining or preserving the Premises after such default, preparing the Premises for reletting to a new tenant, any repairs or alterations to the Premises for such reletting, leasing commissions, or any other costs necessary or appropriate to relet the Premises; and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California. As used in clauses (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the rate of ten (10) percent per annum. As used in clause (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank situated nearest to the location of the Building at the time of award plus one percent (1%).

          19.4 For all purposes of this Section 19, the term "rent" shall be deemed to be the monthly rental, Tenant's share of Direct Expenses, and all other sums required to be paid by

Tenant pursuant to the terms of this Lease. All such sums, other than the monthly rental, shall be computed on the basis of the average monthly amount thereof accruing during the immediately preceding twelve (12) month period, except that if it becomes necessary to compute such rental before such twelve
(12) month period has occurred then on the basis of the average monthly amount thereof accruing during such shorter period.

          19.5 In the event of default, all the Tenant's fixtures, equipment, improvements, additions, alterations and other personal property shall remain on the Premises and in that event, and continuing during the length of said default, Landlord shall have the right to take exclusion possession of same and to use same, rent or charge free, until all defaults are cured or, at Landlord's option, at any time during the term of this Lease, to require Tenant to forthwith remove the same.

          19.6 Notwithstanding any other provisions of this Section 19, Landlord agrees that if the default complained of, other than for payment of money, is of such a nature that the same cannot be rectified or cured within the thirty (30) day period requiring such rectification or curing as specified in the written notice relating thereto, then such default shall be deemed to be rectified or cured if Tenant within such period of thirty (30) days shall have commenced the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing and does so complete the same with the use of such diligence.

          19.7 The remedies given to Landlord in this Section 19 shall be in addition and supplemental to all other rights or remedies which Landlord may have under the laws then in force. The waiver by Landlord of any breach of any term, covenant or condition herein shall not be deemed to be a waiver of such term, covenant or condition. The subsequent acceptance of rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term, or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing.

     20. DEFAULT BY LANDLORD. If the Premises or any part thereof are at any time subject to a first mortgage or a first deed of trust and this Lease or the rentals due from Tenant hereunder are assigned to such mortgagee, trustee or beneficiary (called Assignee for purposes of this Section 20 only) and Tenant is given written notice thereof, including the post office address of such Assignee, then Tenant shall give written notice to such Assignee, specifying the default in reasonable detail, and affording such Assignee a reasonable opportunity to make performance for and on behalf of Landlord. If and when the said Assignee has made performance on behalf of Landlord, such default shall be deemed cured. Assignee shall effect such performance within thirty (30) days after receipt of notice thereof, unless the default complained of is of a nature that cannot be rectified or cured within 30 days; and in such event such default shall be deemed rectified or cured if Assignee commences such rectification or cure within the 30-day period and continues thereafter with due diligence to cause such rectification or cure and completes the same with the use of due diligence.

     21.  EMINENT DOMAIN.

          21.1 In the event the entire Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of such taking, and Tenant shall thereupon be released from any liability thereafter accruing hereunder. In the event more than twenty-five percent (25%) of the square footage of floor area of the Premises is taken under the power of eminent domain by any public or quasi-public authority, or if by reason of any appropriation or taking, regardless of the amount so taken, the remainder of the Premises is not one undivided parcel of property, either Landlord or Tenant shall have the right to terminate this Lease as of the date Tenant is required to vacate a portion of the Premises upon giving notice in writing of such election within thirty (30) days after receipt of written notice that the Premises have been so appropriated or taken. In the event more than 25% of the Building be taken under such power, Landlord shall have the option to terminate this Lease upon thirty (30) days' written notice to Tenant, provided that Landlord terminates all other leases of the Building. In the event of such termination, both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder. If this Lease is terminated as hereinabove provided, Landlord shall be entitled to the entire award or compensation in such proceedings, except as set forth in Paragraph 21.4, but the rent and other charges for the last month of Tenant's occupancy shall be prorated and Landlord agrees to refund to Tenant any rent or other charges paid in advance. Tenant's right to receive compensation or damages as set forth in Paragraph 21.4, shall not be affected in any manner by this Paragraph 21.1.

          21.2 If both Landlord and Tenant elect not to so terminate this Lease, Tenant shall remain in that portion of the Premises which shall not have been appropriated or taken as herein provided, or in the event less than twenty-five percent (25%) of the square footage of floor area of the Premises shall be appropriated under the power of eminent domain by any public or quasi-public authority, and the remainder thereof is an undivided parcel of property, then in any such event Landlord agrees, at Landlord's cost and expense, as soon as reasonably possible to restore the Premises on the land remaining to a complete unit of like quality and character as existed prior to such appropriation or taking; and thereafter the monthly rental provided for in Section 3 shall be reduced by a notice in writing from Landlord to Tenant on an equitable basis; and Landlord shall be entitled to receive the total award or compensation in such proceedings except as set forth in Paragraph 21.4.

          21.3 For the purpose of this Section 21, a voluntary sale or conveyance in lieu of condemnation, but under threat of condemnation, shall be deemed an appropriation or taking under the power of eminent domain.

          21.4 In the event of any taking, Tenant shall be entitled to compensation for its property, any damages for severance or interruption of its business, moving expenses, bonus value of the remaining lease term, and any other compensation rightfully belonging to Tenant, except that Landlord shall have no obligation to pursue the same with any condemning authority.

     22. ATTORNEYS' FEES. In the event that either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, then, and in that event, the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of attorney's fees incurred therein by the successful party.

     23.  AUTHORITY OF PARTIES.

          23.1 CORPORATE AUTHORITY. If either party is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors or in accordance with the by-laws of said corporation; that this Lease is binding upon said corporation in accordance with its terms; that said party is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify said party to do business in the State in which the Premises are situated if said party is a foreign corporation; that all franchise and corporate taxes have been paid to date; and that all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due.

     24. SALE OF PREMISES BY LANDLORD. In the event of any sale or exchange of the Premises by Landlord and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises accruing after the consummation of such sale or exchange and assignment, provided such purchaser or assignee shall expressly assume said covenants and obligations of Landlord, Landlord may deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's interest in the Premises in the event that such interest be sold and thereupon Landlord shall be discharged from any further liability with respect to such deposit. This provision shall also apply to any subsequent transferees.

     25. SUBORDINATION AND ATTORNMENT. Upon request of Landlord or any mortgagee or beneficiary of Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any mortgage or deed of trust now or hereafter in force against the land and Building and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease, provided that in no event shall Tenant's possession be disturbed if Tenant is not in default under this Lease, and any such written subordination shall so provide. Within ten (10) days after written request therefor by Landlord, or in the event that upon any sale, assignment or hypothecation of the Premises or the land thereunder by Landlord, an offset statement shall be required from Tenant, Tenant agrees to deliver in recordable form a certificate in form satisfactory to Landlord addressed to any such proposed mortgagee or purchaser or to Landlord certifying, among other usual provisions, that this Lease is in full force and effect (if such be the case) and that there are no defenses or offsets thereto or stating those claimed by Tenant.

     26.  QUIET POSSESSION AND RELOCATION.

          26.1 Landlord agrees that Tenant, upon paying the rent and performing the covenants and conditions of this Lease, may quietly have, hold and enjoy the Premises during the lease term.

          26.2  Intentionally omitted.

     27. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the lease term, without the express written consent of Landlord, such occupancy shall be deemed a tenancy from month to month at a rental which is one-hundred twelve and 1/2 percent (112.5%) of the amount of the last monthly rental hereunder plus all other charges payable hereunder, during which Tenant covenants that Tenant will faithfully observe each and every other term and provision of this Lease.

     28. CONSENT OF LANDLORD AND TENANT. Wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld or delayed. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies as are reserved to it under this Lease or at law.

     29. OBLIGATIONS OF SUCCESSORS. The parties hereto agree that all the provisions of this Lease are to be construed as covenants and agreements as though the words imparting such covenants and agreements were used in each separate paragraph hereof, and, subject to the provisions of Section 12, that all of the provisions hereof shall bind and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

     30. NOTICES. Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served, and shall not be deemed to have been duly given or served unless in writing and personally delivered to or forwarded by certified or registered mail, addressed to the addresses of the parties specified on page one of this Lease. Either party may change such address by written notice by certified or registered mail to the other. If a notice hereunder is mailed, service shall be deemed complete three (3) days after the date of mailing.

     31. CAPTIONS AND TERMS. The captions of Sections and Paragraphs of this Lease are for convenience only, are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease. Except as otherwise specifically stated in this Lease, "the lease term" shall include the original term and any extension, renewal or holdover thereof. If more than one person or corporation is named as Landlord or Tenant in this Lease and executes the same as such, then and in such event, the words "Landlord" or "Tenant" wherever is used in this Lease are intended to refer to all such persons or corpor-ations, and the liability of such persons or corporations for compliance with and performance of all the terms, covenants and provisions of this Lease shall be joint and several except as provided in Paragraph 23.2 hereof. The neuter pronoun used herein shall include the feminine and the masculine as the case may be, and the use of the singular shall include the plural.

     32.  Intentionally omitted

     33.  MISCELLANEOUS.

          33.1 It is agreed that nothing contained in this Lease shall be deemed or construed as creating a partnership or joint venture between Landlord and Tenant or between Landlord and any other party, or cause Landlord to be responsible in any way for the debts or obligations of Tenant or any other party.

          33.2 It is agreed that if any provision of this Lease shall be determined to be void or unenforceable by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. It is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

          33.3 It is understood that there are no oral agreements between the parties affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease cannot be amended or modified except by a written instrument.

          33.4 Landlord reserves the absolute right to effect such other tenancies in the Building as Landlord, in the exercise of its sole business judgment, shall determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or number of tenants shall occupy any space in the Building during the lease term.

          33.5 The laws of the State in which the Premises are situated shall govern the validity, performance and enforcement of this Lease. Although the provisions of this Lease were drawn by Landlord, this Lease shall not be construed either for or against Landlord or Tenant, and shall be interpreted in accordance with the general tenor of the language in an effort to reach an equitable result.

          33.6 A waiver of any breach or default shall not be waiver of any other breach or default. Landlord's consent to, or approval of, any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant.

          33.7 Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes thereof, governmental restrictions, governmental regulations, governmental controls, judicial orders, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, shall excuse the performance by such party of a period equal to any such prevention, delay or stoppage, except the obligations imposed with regard to rental and other charges to be paid by Tenant pursuant to this Lease.

          33.8 Tenant hereby acknowledges the late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, clerical costs and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of any other sums due from Tenant shall not be received by Landlord or Landlord's designee within three (3) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to four percent (4%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord might incur by reason of the late payment preceding breach at the time of the acceptance of such rent.

          33.9 Tenant hereby expressly waives any and all rights of redemption granted to or under any present or future laws in the event of Tenant being evicted or dispossessed from any cause, or in the event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.

          33.10 Tenant shall not place any sign upon the Premises or Building without Landlord's prior written consent and approval. Tenant represents that it intends initially to use the name "Scripps Bank." The Building will be named "Scripps Bank Building," with exterior identification signs on the building parapets, above the garage entry, and at the main customer and tenant entries to the Building. Tenant shall have the right, in its absolute and unfettered discretion, from time to time to change the name under which it operates. The Building shall bear Tenant's name so long as Tenant is not in default hereunder and is operating from the Premises as a bank or savings and loan association or holding company thereof or any subsidiary of a holding company; and Tenant may use the Building name in connection with its promotion and advertising of its business so long as the Building bears Tenant's name. In the event of such name change by Tenant, Landlord shall cause all signs within Landlord's control located on or near the Building to be changed to reflect Tenant's new name, all at Tenant's cost and expense. Tenant shall further reimburse Landlord for all other costs reasonably incurred by Landlord in connection with such name change. All said signs shall conform in all respects with all sign ordinances of the City of San Diego and with Landlord's Sign Criteria attached hereto as Exhibit H. Landlord shall not deviate from such Sign Criteria without Tenant's consent.

          33.11 Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

          33.12 Tenant understands and acknowledges that Landlord does not have an office at the Building and that there will be no onsite manager of the Building.

          33.13 The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated below. Landlord shall be solely responsible for the payment of brokerage commissions to said brokers and Tenant shall have no responsibility therefor. If Tenant has dealt with any other person or real estate broker in respect of leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm, and Tenant shall hold Landlord free and harmless from any liability in respect thereto, including attorney's fees and costs.

     Brokers: William Donovan & Company and Coldwell Banker Commercial Real Estate Services.

          33.14 Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

          33.15 Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

          33.16 Wherever provided in this Lease that Landlord or Tenant may, or shall, take any action of any nature, Landlord or Tenant, as the case may be, shall take only such action as is reasonable under the circumstances, which action shall be taken in a reasonable manner and at reasonable times. Further, to the extent such actions involve the imposition or rules and regulations affecting the use of the Premises, the Building or the common areas associated therewith, or otherwise affect Tenant's use of the Premises, such actions, including imposition or rules shall be uniform and nondiscriminatory and shall apply to all tenants of the Building.

          33.17  Intentionally omitted.

          33.18 Tenant shall have the right to install, at its expense, Automatic Teller Machines and Walk-Up Teller Windows. The location of said Automatic Teller Machines and Walk-Up Teller windows shall be subject to the mutual approval of Landlord and Tenant.

          33.19 Landlord agrees to provide space and grants permission to Tenant to build storage areas and vaults in the Building garage under Landlord's supervision. Landlord shall have the right to designate the locations and size, in Landlord's sole discretion, of said vaults and storage areas. Landlord agrees to provide said space at no rental charge to Tenant; however, all costs of building and maintaining said vaults and storage areas shall be borne by Tenant.

          33.20 Tenant's obligations under this Lease (except those set forth on Exhibit B hereto) are conditioned upon (a) Tenant's receipt of all necessary governmental approvals of this Lease and with respect to Tenant's organization and qualification; and (b) Tenant's sale of $4 million of its securities through its initial sale of stock. These conditions shall not affect Tenant's right to enter upon the Premises as provided in Paragraph
2.1. Should Tenant's conditions herein not be satisfied or waived by Tenant on the date rental payments are to commence pursuant to Paragraph 3.1, Tenant shall nevertheless be liable for payment of rent and Direct Expenses, but may cancel this Lease within the following ninety (90) days by written notification to Landlord should either such condition not be met to Tenant's satisfaction. Upon the cancellation of this Lease by Tenant on failure of either such condition, Tenant shall immediately give up possession of the Premises to Landlord, together with all Tenant's plans and studies with respect to the Premises; and thereafter all improvements made by Tenant to the Premises to the date of cancellation, as well as Tenant's plans and studies, shall belong to Landlord (unless removed by Tenant), all without cost to Landlord, and this Lease shall thereupon be cancelled and of no further force or effect.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease on the day and year first above written.


                                        OKLAHOMA CITY INVESTMENT GROUP,
                                        A California Partnership.

                                        By: /s/ Willis E. Short
                                            ----------------------------
                                            Willis E. Short, II, Partner


                                        SCRIPPS BANK (in organization),
                                        A California Banking Corporation

                                        By: /s/ [ILLEGIBLE]
                                            ----------------------------
                                            Vice Chair

                                        By: /s/ Ronald J. Carlson
                                            ----------------------------
                                            Ronald J. Carlson, President

                                    EXHIBIT A

DESCRIPTION OF PREMISES

Approximately 9,122 square feet in the Building located at 7817 Ivanhoe Avenue, La Jolla, California, on the first floor as shown on the plan attached hereto as Exhibit A-1 and made a part of this "Exhibit A". The legal description of the property underlying the Building is as follows:

Lots 12, 13 and 14 and that portion of Lot 15 in block 51 of La Jolla Park, City of San Diego, County of San Diego, State of California, according to Map thereof No. 352, filed in the Office of the County Recorder of said San Diego County March 22, 1887, described as follows:

Beginning at the Easternly corner of said Lot 15: thence Westerly along the Northerly boundary line of said Lot 15, a distance of 32.50 feet; thence, South 41 degrees, 51 feet, 30 inches East to the Southwesterly line of said Lot 15; thence Northeasterly along said Southwesterly boundary line of said Lot 15 to point of beginning.

All of Lot 15, Block 51 of La Jolla Park, according to Map thereof No. 352, filed in the office of the County Recorder of San Diego County on March 22, 1887. Excepting therefrom the following described portion thereof:

Beginning at the Easterly corner of said Lot 15 at its intersection with the Northerly line of said Lot 15 a distance of 32.5 feet; thence South 41 degrees, 51 feet, 30 inches East a distance of approximately 17.75 feet to the Northerly line of said Silverado Street; thence along the Southwesterly line of said Lot 15 to the place of beginning.

FIRST RIGHT OF REFUSAL

Provided Tenant is not then in default, Landlord grants Tenant the right of first refusal to lease any unleased space on the third floor of the Building of which the Premises are a part, provided that the addition of such space to the Premises will not violate any local governmental ordinance then in effect. Tenant shall have the right to lease any such available space on the terms set forth in a written notice (a Lease Notice) given to Tenant by Landlord. Such right shall be exercised by Tenant's written notice to Landlord, accepting said terms within two (2) business days of Tenants receipt of Landlord's Lease Notice. If no written notice is received from Tenant within two (2) business days, the offered premises will have been deemed refused by Tenant. Landlord's obligation hereunder shall not be applicable or effective unless any contemplated lease or leases to others would leave less than 5,000 square feet of space then unleased.


    [ILLEGIBLE]                                    [ILLEGIBLE]
--------------------                           --------------------
  TENANT INITIAL                                 LANDLORD INITIAL

                                EXHIBIT "A-1" TO
                                  OFFICE LEASE
                    DATED SEPTEMBER 1, 1983, BY AND BETWEEN
                  OKLAHOMA CITY INVESTMENT GROUP, LANDLORD AND
                    SCRIPPS BANK (IN ORGANIZATION), TENANT


                                      [MAP]

                                  EXHIBIT B

                        CONSTRUCTION STANDARDS AGREEMENT

     1. LANDLORD'S WORK. Landlord shall complete construction of the Building and improvements located 7817 Ivanhoe Avenue, La Jolla, California, in accordance with final plans, specifications and working drawings prepared by Richards and Associates, dated January 11, 1983. The Premises shall be prepared by Landlord for Tenant as follows:

         1.1 WATER AND SEWER. Water lines shall be available within the Premises. Sewer lines available beneath the floor of the Premises.

         1.2 ELECTRIC. Electricity is available on Level P-1 of the Building's subterranean parking structure.

         1.3 TELEPHONE. Telephone is available at the Building's main telephone backboard located on Level P-1 of the Building's subterranean parking structure.

         1.4  CEILINGS.  Exposed structural system.

         1.5 FIRE SPRINKLER SYSTEM. Fire sprinkler installation per NFPA-13 Standards for shell building and as approved by City of San Diego Fire Department.

     2. TENANT'S ACKNOWLEDGMENTS. Tenant acknowledges that such plans specify certain building finishes, including doors and door hardware, which were not installed on the Premises, and Tenant hereby approves the Premises with changes to such plans as constructed by Landlord.

     3.  TENANT'S WORK.

         3.1 TENANT'S PLANS AND SPECIFICATIONS. Tenant shall deliver to Landlord on or before October 1, 1983, complete plans, specifications and construction documents respecting the construction of the interior of the Premises for use by Tenant, in sufficient detail to enable Landlord to determine precisely what Tenant's plans entail. Landlord shall have ten (10) business days within which to approve or disapprove Tenant's plans. If Landlord shall not have approved or disapproved Tenant's plans within the stated time period, Landlord's approval shall be deemed to have been given. Landlord's approval of such plans shall not be deemed to assure that the same are in conformity with applicable local ordinances and regulations; nor that the measurements stated in such plans are correct. Tenant shall be obligated to "field measure" the Premises for the purpose of ascertaining the accuracy of Tenant's plans.

         3.2 Tenant shall construct all work shown on Tenant's approved plans at Tenant's sole cost and expense, and shall not deviate therefrom without Landlord's prior approval. Tenant shall pursue completion of its work expeditiously and with due diligence, and complete same prior to January 1, 1984.

     4. TENANT'S IMPROVEMENT ALLOWANCE. Landlord shall pay to Tenant an improvement allowance of Three Hundred Forty-four Thousand and three and 20/100 Dollars ($344,003.20) at such time as the following have occurred:
(a) Tenant has received all necessary governmental approvals of this Lease and with respect to Tenant's organization and qualification: (b) Tenant has sold $4 million of its securities through its initial sale of

 /s/ [illegible]                                    /s/ [illegible]
--------------------                              --------------------
   TENANT INITIAL                                   LANDLORD INITIAL
stock; and (c) Tenant has opened for business from the Premises. Tenant shall not be entitled to any compensation for any improvements to the Premises if the conditions to Tenant's performance set forth in Paragraph
33.20 are not satisfied, or condition (b) of Paragraph 33.20 waived in writing by Tenant.



                             OKLAHOMA CITY INVESTMENT GROUP,
                             California Partnership, Landlord


                             By:  /s/ Willis E. Short II, Partner
                                  --------------------------------
                                  Willis E. Short II, Partner




                             SCRIPPS BANK (in organization), a
                             California Banking Corporation, Tenant


                             By:  /s/ [illegible]
                                  --------------------------------
                                  /s/ Ronald J. Carlson, President
                                  --------------------------------
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                             Page 2 of EXHIBIT B

                                  EXHIBIT C

OPTION TO RENEW

Tenant shall, subject to the provisions of Paragraph 2.2, have the right and option to extend the term of this Lease for four (4) additional periods of five (5) years each. During each renewal term all terms and conditions of this Lease shall remain in full force and effect, except rental rate, which shall be determined in accordance with Paragraph 3.2.2. If Tenant disapproves of the rental rate so determined in accordance with Paragraph 3.2.2, in Tenant's sole discretion, Tenant may revoke its notice of exercise of its option to renew this Lease by written notice to Landlord within ten
(10) business days after receipt by Tenant of Landlord's statement as to rent or notice that the third appraiser has determined the prevailing market rental rate pursuant to Paragraph 3.2.2; and the renewal term shall not commence and this Lease shall expire at the end of the initial term or then renewal term.

                                  EXHIBIT D

TENANT'S USE

Tenant shall use the Premises for general office use subject to Paragraph 12 and the other provisions of the Lease. Notwithstanding Landlord's Rules prohibiting signs visible from outside the Premises, Tenant may use within the Premises usual and normal signs relating to the conduct of the banking and savings and loan business.

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  /s/ [illegible]                                   /s/ [illegible]
--------------------                              --------------------
   TENANT INITIAL                                   LANDLORD INITIAL

                                    EXHIBIT E

                        COMMON AREA RULES AND REGULATIONS

    The following rules and regulations shall govern use of the common areas and parking facilities which are appurtenant to the Building where not inconsistent with the lease to which attached.

    1. Tenant and its authorized representatives and invitees shall use any roadway, walkway, or mall (including any enclosed mall) only for ingress to or egress from the offices in the building. Use of the common areas shall be in an orderly manner in accordance with directional or other signs or guides. Roadways shall not be used at a speed in excess of 5 miles per hour and shall not be used for parking or stopping, except for the immediate loading or unloading of passengers. Walkways shall be used only for pedestrian travel.

    2. Tenant and its authorized representatives and invitees shall not use the parking areas for anything but parking motor vehicles. All motor vehicles shall be parked in an orderly manner within the painted lines defining the individual parking places.

    3. No person shall use any utility area, truck loading area, or other area reserved for use in conducting business, except for the specific purpose for which permission to use these areas had been given.

    4. Tenant shall not park or permit the parking of any vehicle under its control in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

    5. No employee shall use any area for motor vehicle parking except the area specifically designated for employee parking for the particular period of time the use is to be made. No tenant shall designate an area for employee parking except the area designated in writing by Landlord. Parking stickers or any other device or form of identification supplied by Landlord, if any, as a condition of use of the parking facilities shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

    7.  All directional signs and arrows must be observed.

    8. Parking is prohibited: (a) in areas not striped for parking: (b) in aisles; (c) where "no parking" signs are posted; (d) on ramps; (e) in cross hatched areas; and (f) in such other areas as may be designated by Landlord.


/s/ [illegible]                                /s/ [illegible]
----------------                               ----------------
 TENANT INITIAL                                LANDLORD INITIAL

    9. Every parker is required to park and lock his or her own vehicle. All responsibility for damage to vehicles is assumed by the parker.

    10. Without the consent of Landlord, no person shall use any of the common areas for: (a) vending, peddling, or soliciting orders for sale or distributing of any merchandise, device, service, periodical, book, pamphlet, or other matter; (b) exhibiting any sign, placard, banner, notice, or other written material; (c) distributing any circular, booklet, handbill, placard, or other material, (d) soliciting membership in any organization, group, or association, or soliciting contributions for any purpose; (e) parading, patrolling, picketing, demonstrating, or engaging in conduct that might interfere with the use of the common areas or be detrimental to any of the business establishments in the office building; (f) using the common areas for any purpose when one of the business establishments in the office building are open for business; (g) discarding any paper, glass, or extraneous matter of any kind, except in designated receptacles; (h) using a soundmaking device of any kind or making or permitting any noise that is annoying, unpleasant, or distasteful; and (i) damaging any sign, light standard, or fixture, landscaping material, or other improvement or property within or about the office building.

    11. Tenant shall acquaint all persons to whom Tenant assigns parking spaces of these Rules and Regulations.

    12. Landlord reserves the right to refuse access to parking areas to those who willfully refuse to comply with these Rules and Regulations and all unposted City, State or Federal ordinances, laws or agreements.

    13. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as Landlord deems necessary for the operation of the parking facilities. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the care to removal.

    The listing of specific prohibitions is not intended to be exclusive, but to indicate the manner in which the right to sue the common areas solely as a means of access and convenience in doing business at the business establishments in the office building is limited and controlled by Landlord.

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/s/ [illegible]                                /s/ [illegible]
----------------                               ----------------
 TENANT INITIAL                                LANDLORD INITIAL

                              PAGE 2 OF EXHIBIT E

                                    EXHIBIT F

                             RULES AND REGULATIONS

    The following rules and regulations shall be observed by Tenant where not inconsistent with the Lease to which these Rules and Regulations are attached.

    1. No sign, advertisement or notice shall be exhibited, painted or affixed by any Tenant on any part of the premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs on doors and directory tablet, if any, shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of landlord, and shall be of a size, color and style acceptable to the Landlord. The directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names thereform. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as an office building, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

    2. All doors opening into Building corridors shall be kept closed, except when being used for ingress and egress. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building. The halls, passages, exits, entrances, malls, elevators, escalators, and stairways are not open to the general public. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

    4. No awnings or other projection shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord's standard window covering. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building


/s/ [illegible]                                /s/ [illegible]
----------------                               ----------------
 TENANT INITIAL                                LANDLORD INITIAL
must be of a quality, type, design and bulb color approved by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the express written consent of Landlord. If the interior of Tenant's Premises is visible from any common area or public sidewalk, Tenant must keep such visible portion or portions of the Premises in a neat and orderly condition at all times. Tenant may not place any advertising or other similar signs within such visible portions of the Premises.

     5. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any linoleum or other floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

     6. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. Tenant shall not, without Landlord's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of any product whatsoever. No Tenant shall advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

     7. Tenant shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way. Neither Tenant nor its servants, employees, agents, visitors or licensees shall throw anything out of doors, windows or skylights or down the passageways.

     8. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about Tenant's Premises. No cooking shall be done or permitted by Tenant in its Premises, except that microwave heating and the preparation of coffee, tea, hot chocolate and similar items for Tenant, its employees and visitors shall be permitted, provided such activities do not otherwise violate the Lease of which these Rules and Regulations are part, and provided power shall not exceed that amount which can be provided by a 30 amp circuit. Tenant shall not cause or permit any unusual or objectionable odors to be produced in or emanate from the Premises.

     9. Tenant shall not use any method of heating or air conditioning other than that supplied as part of the heating, ventilating and air conditioning system of the Premises.

    10. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.


  /s/ [illegible]                                   /s/ [illegible]
--------------------                              --------------------
   TENANT INITIAL                                   LANDLORD INITIAL


                             Page 2 of EXHIBIT F

    11. All removals from, or the carrying in or out of, the Building of any safes, freight, furniture, heavy or bulky matter of any description, must take place only between the hours of 9:00 and 11:00 A.M., and 2:00 and 4:00 P.M. of days other than Saturdays, Sundays and holidays (no moving being permitted on Saturdays, Sundays or holidays without special advance permission from Landlord) and must be made upon previous written notice to Landlord and under its supervision. The persons employed by Tenant for such work must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant. Landlord reserves the right to inspect all safes or other heavy or bulky equipment or articles to be brought into the Building and to exclude from the Building all such heavy or bulky equipment or articles, the weight of which may exceed the floor load for which the Building is designed, or such equipment or articles as may violate any of the provisions of the Lease of which these Rules and Regulations are a part. Tenant shall not use any machinery or other bulky articles in the Premises, even though its installation may have been permitted, which may cause any noise, or jar, or tremor to the floors or walks, or which by its weight might injure the floor of the Building.

    12. No Tenant nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any inflammable, noxious, combustible or explosive fluid, chemical or substance.

    13. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other Tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease. No vending or coin operated machines shall be placed within the Premises without Landlord's prior written consent.

    14. Tenant shall not waste electricity, wate or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

    15. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

    16. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Bulding. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

    17. Tenant shall store all its trash and garbage within its Premises until deposited in the Building's main trash dumpsters or other trash disposal receptacle. Tenant shall not place in any dumpster, trash box or receptacle any material which cannot be disposed of in the ordinary and customary


  /s/ [illegible]                                   /s/ [illegible]
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   TENANT INITIAL                                   LANDLORD INITIAL


                             Page 3 of EXHIBIT F
manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

    18. No person shall be employed by Tenant to do janitorial work in any part of said Building without Landlord's prior written consent. Any person employed by Tenant to do janitorial, maintenance or similar work with Landlord's consent shall, while in the Building, be subject to and under the control and direction of Landlord or its agent or representative (but not as an agent, employee or servant of Landlord) and Tenant shall be responsible for all acts of such persons.

    19. Tenant shall not use in any space or in the public halls of the Building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the building.

    20. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and Regulations of the Building.

    21. Tenant shall close and lock the doors of its Premises and entirely shut off any and all water faucets or other water apparatus, and electricity, gas or air outlets before tenant and its employees leave the Premises.
Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building, or by Landlord, for noncompliance with this rule.

    22. Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

    23. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

    24. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

    25. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

    26. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

    27. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its reasonable judgement, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted by Landlord of which Tenant is given reasonable notice.


  /s/ [illegible]                                   /s/ [illegible]
--------------------                              --------------------
   TENANT INITIAL                                   LANDLORD INITIAL


                             Page 4 of EXHIBIT F

                               EXHIBIT G

PARKING

Tenant shall have the right to rent up to ten (10) customer parking spaces on the uppermost level of the subterranean parking structure. Said spaces shall be designated as "Scripps Bank Customer Parking". Tenant may park its company vehicle or vehicles in such designated parking spaces overnight notwithstanding publication of Landlord's Rules to the contrary.

Landlord shall provide Tenant on an "as needed" basis with parking validation stickers for said customer parking at a cost to Tenant of one-half the then current market rate.

Tenant shall also have the right to rent an additional 26 unassigned parking spaces. The location of said parking spaces shall be designated by Landlord and may be changed by Landlord from time to time. The rental rate for said spaces shall be at then current monthly rates promulgated by Landlord for the subterranean parking facilities.

Landlord agrees that parking rates shall not exceed the La Jolla Market rates for like kind parking and that parking rates shall not be increased more frequently than once every twelve months.

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[illegible]                            [illegible]
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TENANT INITIAL                         LANDLORD INITIAL

                               EXHIBIT H

SCRIPPS BANK SIGNS:

Two signs shall be located on the upper parapet of the Building and one sign shall be located on the exterior stairwell surface facing Silverado Street. No other Building tenant signing will be allowed in the aforementioned areas. Additional Scripps Bank identification signs shall be allowed over the Building entrace, the parking structure entrance, and within the parking structure. No other Building tenant identification signs will be permitted in those areas. The sign at the entrance to the parking structure shall read, "Scripps Bank Building Parking Entrance." All Scripps Bank signs shall be in accordance with the Scripps Bank sign design submittal dated 7/14/83.

Signing for other Building tenants shall be restricted to the second and third floor parapets of the Building (but shall not be placed on the upper Building parapet), and shall not be larger than 75% of the size of Scripps Bank's upper parapet sign (except that Sutro signing may be as large as Tenant's upper parapet sign). No such other tenant sign shall set forth the name of any other bank or savings and loan association.

Exterior signing shall be restricted to Building tenants who lease 3,500 square feet or more of space. Landlord may place two (2) additional tenant signs on the Building exterior in addition to Sutro signeage, which may be one or two exterior signs. All signs shall be tastefully placed and harmonious in material and quality. No other exterior signs shall be placed upon the Building without the consent of Scripps Bank, which consent shall not be unreasonably withheld.

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[illegible]                            [illegible]
----------------------------           ----------------------------
TENANT INITIAL                         LANDLORD INITIAL

                        FIRST AMENDMENT TO LEASE

     THIS AMENDMENT is made as of Oct. 4, 1983, by and between OKLAHOMA CITY INVESTMENT GROUP, a California partnership ("Landlord"), and SCRIPPS BANK (in organization), a California Banking Corporation ("Tenant"), with respect to that certain Office Lease by and betwen Landlord and Tenant dated September 1, 1983 (the "Lease"). Landlord and Tenant hereby amend the Lease as follows:

     1. PARAGRAPH 19.2. The following is hereby added at the end of Paragraph 19.2 of the Lease:

          "Notwithstanding any other provisions of this Paragraph 19.2, Landlord shall not have the right to take possession of any of Tenant's business records, or any records or personal property of customers or any other third parties located on the Premises. Furthermore, any rights and remedies of Landlord under this Paragraph 19.2 are subject to the powers of the California Superintendent of Banks and other bank regulatory agencies to enter upon and assume control of the Premises and of any personal property thereon."

     2. PARAGRAPH 19.5. The following is hereby added at the end of Paragraph 19.5 of the Lease:

          "Notwithstanding any other provisions of this Paragraph 19.5, Landlord shall not have the right to take possession of any of Tenant's business records, or any records or personal property of customers or any other third parties located on the Premises. Furthermore, any rights and remedies of Landlord under this Paragraph 19.5 are subject to the powers of the California Superintendent of Banks and other bank regulatory agencies to enter upon and assume control of the Premises and of any personal property thereon."

     3. FULL FORCE AND EFFECT. Except as set forth herein, all terms of the Lease shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment on the day and year first written above.

                                       OKLAHOMA CITY INVESTMENT GROUP,
                                       a California partnership,


                                       By: /s/ Willis E. Short
                                           -----------------------------------
                                           Willis E. Short, II, Partner


                                       SCRIPPS BANK (in organization),
                                       a California Banking Corporation,


                                       By: /s/ Ronald J. Carlson
                                           -----------------------------------

                                       Its: President
                                            ----------------------------------

                                       By: /s/ Roger C. Mann
                                           -----------------------------------

                                       Its: Executive Vice President
                                            ----------------------------------

                           SECOND AMENDMENT TO LEASE

This Amendment is made as of June 1, 1988, by and between LJI, Inc., a California Corporation ("Landlord") and Scripps Bank ("Tenant"), with respect to that certain Office Lease by and between Landlord and Tenant dated September 1, 1983 (the "Lease"). Landlord and Tenant hereby amend the Lease as follows:


1. Exhibit "A" is hereby modified with the addition of nine-hundred thirty-four (934) sq. ft. on the second floor.



2. Paragraph 2.1. The term for the second floor space will begin on June 1, 1988 and from that date will enjoin the original lease.


3. Paragraph 3.1. The following is added to the end of paragraph 3.1. The minimum monthly rent for the second floor, 934 sq. ft., is $2,054.80 ($2.20 each/square foot.).


4. Paragraph 3.2. The following is added to the end of paragraph 3.2. Beginning the nineteenth month, December 1, 1989, rent shall be increased to $2335 per month ($2.50 each/square foot) for the balance of the lease term.


5. Paragraph 9. Tenant has permission to erect partitions at his own expense. The remainder of paragraph 9 is to remain the same.

6.  Direct expenses are as follows:

    Category B.  CAM:  934 x .11 = 102.74
    Category A.  TAX:  934 x .14 = 130.76
     ***************************** 233.50


                                               /s/ Roger L. Mann
                                               ---------------------------


   /s/ John Allen                              /s/ Robert L. Grendell
   -----------------------------               ---------------------------
                                                  SVP/CFO
        John Allen (6-8-88)
   Allen Real Property Services                 Scripps Bank (6-8-88)

                            THIRD AMENDMENT TO LEASE



This Amendment is made as of April 1, 1989, by and between LJI, Inc., a California Corporation ("Landlord") and Scripps Bank ("Tenant"), with respect to that certain Office Lease by and between Landlord and Tenant dated September 1, 1983 (the "Lease"). Landlord and Tenant hereby amend the Lease as follows:


1. Exhibit "A" is hereby modified with the addition of one-thousand three-hundred twenty-six sq. ft. on the second floor.

2. Paragraph 2.1. The term for the second floor space will begin on March 1, 1989 and from that date will enjoin the origional lease.

3. Paragraph 3.1. The following is added to the end of paragraph 3.1. The minimum monthly rent for the second floor, 1326 sq. ft., is $2,917.20 ($2.20 each/square foot).

4. Paragraph 3.2. The following is added to the end of paragraph 3.2. Beginning the eighteenth month, September 1, 1990, rent shall be increased to $3,315.00 per month ($2.50 each/square foot) for the balance of the lease term.

5. Paragraph 9. Tenant has permission to erect partitions at his own expense. The remainder of paragraph 9 is to remain the same.

6.  Direct Expenses are as follows:

    Category B.  CAM:  1326 x .11 =  145.86
    Category A.  TAX:  1326 x .14 =  185.64
    *******************************  331.50




                                               /s/ Roger L. Mann EVP
                                               ---------------------------


   /s/ John Allen                              /s/ Robert L. Grendell, SVP/CFO
   --------------------------------            ---------------------------------


             John Allen (   )
   Allen Real Property Services                  Scripps Bank (    )

                           FOURTH AMENDMENT TO LEASE


This Amendment is made as of November 22, 1989, by and between LJI, Inc., a California Corporation ("Landlord") and Scripps Bank ("Tenant"), with respect to that certain Office Lease by and between Landlord and Tenant dated September 1, 1983 (the "Lease"). Landlord and Tenant hereby amend the Lease as follows:

1. Exhibit "A" is hereby modified with the addition of 1128/one thousand one hundred twenty-eight sq. ft. on the Third Floor. Hereby referred to as Suite 305.

2. Paragraph 2.1. The term for the Third Floor space will begin on December 1, 1989 and from that date will enjoin the original lease.

3. Paragraph 3.1. The following is added to the end of paragraph 3.1. The minimum monthly rent for the Third Floor, 1128 sq. ft., is $2,030.40 ($1.80 each/square foot).

4. Paragraph 3.2. The following is added to the end of paragraph 3.2. Beginning 13th month, DEC 01, 1990, rent increases to
$2,256.00 ($2.00 sq. ft.)
Beginning 25th month, DEC 01, 1991, rent increases to
$2,538.00 ($2.25 sq. ft.)
Beginning 37th month, DEC 01, 1992, rent increases to
$2,820.00 ($2.50 sq. ft.) for balance of the lease term.

5. Paragraph 9. Landlord will provide one designated partition wall. Tenant has permission to modify, based on approved design, at his own expense. Landlord will recarpet Suite 305 prior to move in. The remainder of paragraph 9 is to remain the same.

6. Paragraph 3.3.3. The following is added to the end of paragraph 3.3.3. Full direct expenses are as follows:


    CATEGORY A-TAX                        CATEGORY B-CAM
    --------------                        --------------
    $118,703.36     TOTAL LIABILITY        $135,000.00
         x3.62%     PROPORTIONATE SHARE         x3.62%
    -----------                            -----------
      $4,297.06     ANNUAL LIABILITY         $4,887.00
            %12                                    %12
    -----------                            -----------
        $358.09     MONTHLY LIABILITY          $407.25
    ===========                            ===========


                                           /s/ Roger L. Mann
---------------------------                ---------------------------
Kurtis A. Kaster                            Roger L. Mann
President, L.J.I.                           Executive Vice President


                                           /s/ Robert L. Grendell
                                           ---------------------------
                                            Robert L. Grendell
                                            SVP/CFO

                          FIFTH AMENDMENT TO LEASE

This Amendment is made as of June 25, 1990, by and between LJI, Inc., a California Corporation ("Landlord") and Scripps Bank ("Tenant"), with respect to that certain Office Lease by and between Landlord and Tenant dated September 1, 1983 (the "Lease"). Landlord and Tenant hereby amend the Lease as follows:

1. EXHIBIT "A" is hereby modified with the addition of 3706/three thousand seven hundred and six sq. ft. on the Third Floor. Hereby referred to as Suite 302.

2. PARAGRAPH 2.1. The term for the Third Floor space will begin on September 1, 1990 and from that date will enjoin the original lease.

3. PARAGRAPH 3.1. The following is added to the end of paragraph 3.1. The minimum monthly rent for the Third Floor, 3706 sq. ft., is $6,670.80 ($1.80 each/square foot).

4. PARAGRAPH 3.2. The following is added to the end of paragraph 3.2. Beginning DEC 01, 1990, rent increases to $7,412.00 ($2.00 sq. ft.) Beginning DEC 01, 1991, rent increases to $8,338.50 ($2.25 sq. ft.) Beginning DEC 01, 1992, rent increases to $9,265.00 ($2.50 sq. ft.)
for balance of the lease term.

5. PARAGRAPH 9. Tenant has permission to modify, based on approved design, at his own expense. The remainder of paragraph 9 is to remain the same.

6. MODIFICATION. 4th Amendment to Master Lease dated November 22, 1989. Landlord and Tenant hereby agree Suite 305 Lease Amendment will be terminated as it relates to Tenant occupying Suite 302.

7. RIGHT OF REFUSAL. Tenant reserves a 15 day First Right of Refusal on any available Scripps Bank Building space.

8. PARAGRAPH 3.3.3. The following is added to the end of paragraph 3.3.3. Full direct expenses are as follows:

        CATEGORY A-TAX                             CATEGORY B-CAM
        --------------                             --------------
          $118,703.36      TOTAL LIABILITY           $148,000.00
              x11,91%      PROPORTIONATE SHARE           x11.91%
          -----------                                -----------
            14,137.57      ANNUAL LIABILITY            17,626.80
                  \12                                        \12
          -----------                                -----------
            $1,178.13      MONTHLY LIABILITY           $1,468.90
          -----------                                -----------
          -----------                                -----------

/s/ Kurtis A. Kaster      /s/ Roger L. Mann             /s/ Robert L. Grendell
--------------------      ------------------------      ----------------------
Kurtis A. Kaster          Roger L. Mann                 Robert L. Grendell
President, L.J.I.         Executive Vice President      SVP/CFO
         6/25/90          Scripps Bank                  Scripps Bank


/s/ Kurtis A. Kaster
6/25/90

                          SIXTH AMENDMENT TO LEASE

This Sixth Amendment To Lease is made as of April 24, 1992, by and between LJI, Inc., a California corporation ("Landlord") and Scripps Bank ("Tenant") with respect to that certain Office Lease dated September 1, 1983 and Amendments 1 through 5 thereto (the "Lease"). Landlord and Tenant hereby amend the Lease as follows:

1. PARAGRAPH 2.2. Tenant hereby exercises its options to renew this lease for two five (5) year terms, and Landlord hereby accepts the renewal term without further written notification as provided in Paragraph 2.2.(ii) with respect to the time of notification. The lease, as extended, shall expire on January 31, 2004, unless further extended under the terms hereof.

2. PARAGRAPH 3.1. The minimum monthly rent payable during this renewal period shall be $29,650.48, effective as of March 1, 1992.

3. PARAGRAPH 3.2. The minimum monthly rent provided for herein shall be subject to adjustment upward or downward at the commencement of the thirty-seventh (37th) month of this renewal term and every thirty-sixth month period thereafter during this renewal term (the "adjustment date") as follows: The base for computing the adjustment is the Consumer Price Index for All Urban Consumers for the San Diego Area (1967=100), published by the United States Department of Labor, Bureau of Labor Statistics ("Index") published for December, 1991 ("Beginning Index"). The Index published for December preceding the Adjustment Date in question ("Extension Index") is to be used in determining the amount of the adjustment. The monthly rent for the following 36 month period commencing on the adjustment date shall be set by multiplying the minimum monthly rent set forth in Paragraph 3.1 amended above by a fraction, the numerator of which is the Extension Index, and the denominator of which is the beginning index. In no case shall the monthly rent be less than the minimum monthly rent set forth above, nor shall the monthly rent so calculated reflect more than a four (4%) per cent annual increase, non-compounded. On adjustment of the monthly rent as provided herein, the Parties shall immediately execute a writing or amendment to this Lease stating the new monthly rent. If the Index is changed so that the base year differs from that which is in effect when the lease renewal commenced, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the lease renewal term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised. If not replaced, the parties shall select another similar index which reflects similar consumer price levels, and if the parties cannot agree on another such index it shall be determined by binding arbitration, the cost of which shall be borne equally by the parties.

4. PARAGRAPH 3.4. In no event shall Tenant be responsible for Direct Expenses in excess of $.40 per month per square foot of leased space shown on Exhibit "A" to the lease.

5. SUITE 205. Tenant hereby leases Suite 205 (comprising 928 square feet of space) commencing July 1, 1992, and ending upon expiration of the term of this Lease, as amended. No rent will be payable until July 1, 1994. Thereafter, the minimum monthly rent payable hereunder shall be increased by $1,392.00 per month. Direct expenses shall be payable as provided in Paragraph 3.3 of the Lease, as amended hereby, commencing July 1, 1994.

6. Tenant is hereby granted the right to extend this Lease, as amended, for four periods of five (5) years each, each to be exercised as provided in Paragraph 2.2 of the Lease.

7. Tenant is granted twenty (20) monthly parking passes without charge each month. Tenant shall be allowed to purchase additional monthly parking passes at the usual current rate.

8. Exhibit "A" to the Lease is amended to include Suite 100 (all of the first floor, except the public corridor), Suite 201, Suite 204, 204A, 205 and Suite 302. The first right of refusal provided for in said Exhibit "A" is amended by deleting the words "on the third floor of", and substituting therefor "in", so that the first right of refusal extends to any unleased space in the Building.

9. Except as specifically amended hereby, the Lease remains in full force and effect.


LANDLORD                              TENANT

LJI, Inc.                             SCRIPPS BANK



/s/ John R. Allen                     /s/ Ronald J. Carlson
----------------------------          ------------------------------
John R. Allen, President              Ronald J. Carlson, President


/s/ James M. Allen                    /s/ Robert L. Grendell
----------------------------          ------------------------------
James M. Allen, Secretary             Robert L. Grendell, S.V.P./CFO

                      SEVENTH AMENDMENT TO LEASE


This Seventh Amendment To Lease is made as of APRIL 1, 1994 by and between LJI, Inc., a California Corporation ("Landlord") and Scripps Bank ("Tenant") with respect to that certain Office Lease dated September 1, 1983 and Amendments 1 through 6 thereto (the "Lease"). Landlord and Tenant hereby amend the Lease as follows:

1. PARAGRAPH 1. Exhibit "A" is hereby modified with the addition of 2660/two thousand six hundred sixty square feet on the Second Floor. Hereby referred to as Suite 200A. In addition, a storage room consisting of 152/one hundred fifty two square feet located inside Suite 200 & Suite 204 consisting of 384 square feet.

2. PARAGRAPH 2.1. The term for Suite 200A will commence April 1, 1994 and from that date will enjoin the original lease for the entire term. The term for the storage room will commence April 1, 1994 and will expire March 31, 1996.

3. PARAGRAPH 3.1. The following is added to the end of paragraph 3.1. The mininum monthly rent for Suite 200A is $3325.00 ($1.25 per square foot). The mininum monthly rent for the storage room is $190.00 ($1.25 per square foot) and the minimum monthly rent for Suite 204 is $480.00 ($1.25 per square foot).

4. PARAGRAPH 3.4. In no event shall Tenant be responsible for Direct Expenses in excess of $.40 per month per square foot of lease space shown on Exhibit "A". The electrical bill for the leased space will be billed monthly to Lessee, based on a percentage of use (i.e. 42% of total). The electrical billing is subject to review by Lessee and can be modified according to agreed upon terms. Scripps Bank to continue to pay electrical billing for Suite 204.

5. PARAGRAPH 9. Landlord agrees to install one door and one partition separating Suite 200A from remaining space in Suite 200. Tenant has permission to modify, based on approved design, at his own expense.

6. Except as specifically amended hereby, the Lease remains in full force and effect.


LANDLORD                               TENANT

LJI, INC.                              SCRIPPS BANK

/s/ James M. Allen                     /s/ Ronald J. Carlson
------------------------------         ------------------------------
                                       President


/s/ John R. Allen                      /s/ Robert L. Grendell
------------------------------         ------------------------------
                                       SVP/CFO

                      EIGHTH AMENDMENT TO LEASE

This Eighth Amendment To Lease is made as of February 1, 1997, by and between LJI, Inc., a California corporation ("Landlord") and Scripps Bank ("Tenant") with respect to that certain Office Lease dated September 1, 1983 and Amendments 1 through 7 thereto ("Lease"). Landlord and Tenant hereby amend the Lease as follows:

1. PARAGRAPH 1. Exhibit "A" is hereby modified with the addition of approximately 1,332.75 square feet on the Third Floor, consisting of approximately 970.75 square feet to be referred to hereafter as "Suite 301", as shown on Exhibit 1 attached hereto and approximately 362 square feet adjacent to Suites 300 and 302.

2. PARAGRAPH 2.1. The term for the space referred to above will commence February 1, 1997 and from that date will be added to the Lease for the remaining term thereof.

3. PARAGRAPH 3.1. The following is added to the end of Paragraph 3.1: The minimum monthly rental for the space described above is $1,865.85 ($1.40 per square foot).

4. PARAGRAPH 3.4. In no event shall Tenant be responsible for Direct Expenses in excess of $.40 per square foot of lease space described above. Tenant shall pay the sum of $75.00 monthly for electrical and utility charges for this space.

5. Except as hereby specifically amended, the Lease remains in full force and effect.


LANDLORD:                                 TENANT:

LJI, INC.                                 SCRIPPS BANK
                                          BY:

/s/ [illegible]                           /s/ Richard [illegible] EVP
-------------------------------------     ----------------------------------
Authorized Officer                        Authorized Officer


/s/ James M. Allen                        /s/ Mark E. [illegible] SVP/CFO
-------------------------------------     ----------------------------------
Authorized Officer                        Authorized Officer

[LETTERHEAD]




April 8, 1999


Linda Cox
Scripps Bank
7817 Ivanhoe Avenue, Suite 201
La Jolla, California 92037


Re: Amendment to Scripps Bank lease re Suite 302

Dear Ms. Cox:

I was pleased to learn that the Bank had decided to accept my proposal to change the wall between our Suite 300 and the Trust Department space in Suite 302 which will result in reducing the square footage of the Trust Department office by 16 square feet.

LJI, Inc. will pay the entire cost of moving the wall and restoring the wall, and floor coverings in the affected area.

Enclosed is a 9th Amendment to Lease dated as of April 8, 1999 to memorialize our agreement.

I appreciate your cooperation and flexibility in this matter.

Very truly yours


/s/ James M. Allen, Sr.
James M. Allen, Sr.


Encl.

                                  NINTH AMENDMENT TO LEASE


This NINTH AMENDMENT TO LEASE is made as of April 8, 1999 by and between LJI, Inc., a California corporation ("Landlord") and Scripps Bank ("Tenant") with respect to that certain Office Lease dated September 1, 1983 and Amendments 1 through 8 thereto (the "Lease"). Landlord and Tenant hereby further modify the Lease as follows:

1. PARAGRAPH 1. Exhibit "A" is hereby modified with the deletion of 16 square feet on the Third Floor between Suite 300 and Suite 302.

2. PARAGRAPH 2.1. The reduction in square footage shall be effective as of April 8, 1999.

3. PARAGRAPH 3.1. The following is added to the end of Paragraph 3.1: The minimum monthly rental for the space described above 4 is reduced by $1.80 per square foot, or a total of $28.80 per month, which includes a maximum of $.40 cents per square foot per month in Direct Expenses.

4. Except as specifically amended, the Lease remains in full force and effect.

LANDLORD:                               TENANT:

LJI, INC.                               SCRIPPS BANK





   [Illegible]                          /s/ M. Catherine Wright SVP
-----------------------------           -------------------------------
Authorized Officer                      Authorized Officer



/s/ James M. Allen                         [Illegible]    SVP
-----------------------------           -------------------------------
Authorized Officer                      Authorized Officer

                       EXHIBIT "B"








                       [FLOOR PLAN]



                        Suite 301
                      1372.75 sq. ft.

RECORDING REQUESTED BY:



AFTER RECORDING RETURN TO:
First Interstate Mortgage Company
123 Camino de la Reina, S-210
San Diego, California 92108
Attn: Judy Davis -- FIMC #270007

-------------------------------------------------------------------------------
          SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT


      THIS AGREEMENT is entered into as of _____________________________, 1984, between SCRIPPS BANK, a California banking corporation whose address is 7817 Ivanhoe Avenue, La Jolla, California ("Tenant"), and OLD STONE BANK, a Rhode Island banking corporation, whose address is 180 South Main Street, Providence, Rhode Island 02903 ("Lender") and OKLAHOMA CITY INVESTMENT GROUP, a general partnership, whose address is 3950 Sorrento Valley Blvd., San Diego, CA ("Borrower"), with reference to the following facts:

       A. Tenant is the lessee under that certain lease (the "Lease") dated SEPTEMBER 1, 1983 by and between Oklahoma City Investment Group as lessor, and Tenant, as lessee, covering a portion of the property commonly known as 7817 Ivanhoe Avenue, La Jolla, California 92037 and which premises are more fully described in the Lease (the "Premises").

       B.  Oklahoma City Investment Group, a general partnership,
("Borrower"), has requested Lender to make to Borrower a loan to be secured by a deed of trust from Borrower to Lender (the "Deed of Trust") covering certain property wherein the Premises covered by the Lease are located.

       C. Lender is willing to make the requested mortgage loan, provided the Tenant executes this Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and in order to induce Lender to make the requested mortgage loan, Tenant and Lender hereby agree and covenant as follows:

       1. SUBORDINATION. The Lease and the lien thereof are, and shall at all times continue to be, subject and subordinate in all respects to the Deed of Trust and to all renewals, modifications and extensions thereof.

       2. NONDISTURBANCE. Any of the foregoing notwithstanding, if the interests of Borrower in the Premises shall be acquired by Lender by reason of foreclosure of the Deed of Trust or other proceedings brought to enforce the rights of the beneficiary of the Deed of Trust, by deed in lieu of foreclosure or by any other method, or acquired by any other purchaser or purchasers pursuant to a foreclosure sale (Lender or such purchaser(s), as the case may be, being referred to as "Purchaser"), the Lease and the rights of Tenant thereunder shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the terms of the Lease; and Tenant shall be bound to Purchaser under all of the terms, covenants and conditions of the Lease, for the balance of the term thereof remaining, and any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease, with the same force and effect as if Purchaser were the lessor under the Lease provided:

                (a) Tenant is not in default under any provision of the Lease or this Agreement at the time Lender exercises any such right, remedy, or privilege; and

                (b) The Lease at that time is in force and effect according to its original terms, or with such amendments or modifications as Lender shall have approved, as provided below; and

                (c) Tenant thereafter continues to fully and punctually perform all of its obligations under the Lease without default thereunder; and

                (d)  Tenant attorns to Purchaser as provided below.

          3. ATTORNMENT. Tenant does hereby attorn to Purchaser as its lessor, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto immediately upon Purchaser's succeeding to the interest of Borrower under the Lease. Notwithstanding the foregoing, upon written notice to Tenant, Tenant shall execute any instrument required by Purchaser to evidence said attornment. Upon Purchaser's succeeding to the interest of Borrower in the Premises, the respective rights and obligations of Tenant and the Purchaser, to the extent of the then remaining balance of the term of the Lease and any extensions or renewals, shall be and are the same as now set forth in the Lease, it being the intention of the parties hereto for this purpose to incorporate the Lease into this Agreement by reference with the same force and effect as if set forth at length herein. Any of the foregoing notwithstanding, upon Purchaser's succeeding to the interest of Borrower in the Premises, Purchaser shall not be:

                (a) Liable for any act or omission of any prior landlord (including Borrower); or

                (b) Subject to any offsets or defenses which Tenant might have against any prior landlord (including Borrower); or

                (c) Bound by any rent or additional rent which Tenant might have paid for more than the then current month and/or the month immediately following the then current month to any prior Landlord (including Borrower); or

                (d) Bound by any agreement or modification of the Lease made without Lender's written consent; or

                (e) Bound by any notice given by Tenant to any prior landlord (including Borrower), whether or not such notice is given pursuant to the terms of the Lease, unless a copy thereof was also given to Lender; or

                (f) Liable for any security deposit or other sums held by any prior landlord (including Borrower) unless the same was actually received by Lender.

                The person or entity to whom Tenant attorns shall be liable to Tenant under the Lease only during such person or entity's period of ownership, and such liability shall not continue or survive as to the transferor after a transfer by such person or entity of its interest in the Lease and the Premises.

          4. CURE. Tenant shall mail to Lender or any assignee of Lender's interest under the Deed of Trust at the address set forth above for Lender, or at any other address specified in writing to Tenant, a copy of any notice of default which Tenant elects to serve upon Borrower as a result of any default by Borrower in the performance of Borrower's obligations under the Lease. Lender or any assignee of Lender's interest under the Deed of Trust shall have the right, but not the obligation, to cure any default by Borrower under the Lease within the same grace period as is given Borrower for remedying such default, plus, in each case, an additional period of thirty
(30) days after the later of (i) the expiration of such grace period, or (ii) the date Tenant has served notice of such default upon Lender or any assignee of Lender's interest under the Deed of Trust. If Lender's cure of the default requires Lender to obtain possession of the Premises, the thirty day period specified above shall not commence until Lender acquires possession, so long as Lender proceeds promptly to acquire possession of the Premises with due diligence, by foreclosure of the Deed of Trust or otherwise.

         Nothing contained in this paragraph shall require Lender to commence or continue any foreclosure or other proceedings, or, if Lender acquires possession of the Premises, to continue such possession, if all defaults specified by Tenant in its notice are cured. Possession by a receiver, or other similar official appointed at the insistence, or with the consent, of Lender shall constitute possession by Lender for all purposes under this paragraph.

          5. RENTS. Borrower and Tenant jointly and severally acknowledge that the Deed of Trust provide for the direct payment to Lender of all rents and other monies due and to become due to Borrower under the Lease upon the occurrence of certain conditions as set forth in the Deed of Trust without Lender's taking possession of the Premises or otherwise assuming Borrower's position or any of Borrower's obligations under the Lease. Upon receipt from Lender of written notice to pay all such rents and other monies to or at the direction of Lender, Borrower authorizes and directs Tenant thereafter to make all such payments to or at the direction of Lender, releases Tenant of any and all liability to Borrower or any and all payments so made, and shall defend, indemnify and hold Tenant harmless from and against any and all claims, demands, losses, or liabilities asserted by, through, or under Borrower (except by Lender) for any and all payments so made. Upon receipt of such notice, Tenant thereafter shall pay all monies then due and becoming due from Tenant under the Lease to or at the direction of Lender, notwithstanding any provision of the Lease to the contrary. Tenant agrees that neither Lender's demanding or receiving any such payments, nor Lender's exercising any other right, remedy, privilege, power or immunity granted by the Deed of Trust, will operate to impose any liability upon Lender for performance of any obligation of Borrower under the Lease unless and until Lender elects otherwise in writing. Such payments shall continue until Lender directs Tenant otherwise in writing.

          Tenant agrees not to pay any rent under the Lease more than 30 days in advance without Lender's consent. The provisions of this Paragraph 5 will apply from time to time throughout the term of the Lease.

          6. CASUALTY AND EMINENT DOMAIN. Borrower and Tenant jointly and severally agree that the Deed of Trust permits Lender, at its option, to apply to the indebtedness from time to time secured by the Deed of Trust any and all insurance proceeds payable with respect to any casualty loss at the Premises and any and all awards or other compensation that may be payable for the condemnation of all or any portion of the Premises, or any interest therein, or by way of negotiated settlement or conveyance in lieu of condemnation; and Borrower and Tenant jointly and severally consent to any such application by Lender. Notwithstanding the foregoing, Borrower and Lender agree that any and all insurance or condemnation proceeds payable with respect to Tenant's property or the interruption or relocation of Tenant's business (except for rental loss insurance proceeds) will be paid to Tenant, so long as they do not reduce the proceeds otherwise payable to Borrower or Lender, or both.

          7. BINDING AGREEMENT. This Agreement may not be modified orally or in any other manner other than by an agreement in writing signed by the parties hereto, or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       LENDER:

                                       OLD STONE BANK, a Rhode Island
                                       banking corporation


                                       By:
                                          ----------------------------------

                                       By:
                                          ----------------------------------

                                       TENANT:
                                       SCRIPPS BANK, a California banking
                                       corporation

                                       By:  /s/ Ronald J. Carlson
                                          ----------------------------------

                                       By:  /s/ Roger L. Mann
                                          ----------------------------------



                                       BORROWER:

                                       OKLAHOMA CITY INVESTMENT GROUP, a
                                       general partnership

                                       By:
                                          ----------------------------------
                                            Willis E. Short II

                                       By:
                                          ----------------------------------
                                            Mary E. Short

                                       By:
                                          ----------------------------------
                                            Lewis H. Silverberg

                                       By:
                                          ----------------------------------
                                            William A. Donovan

                                       By:
                                          ----------------------------------
                                            Kenneth Wayne Richards

                                       By:
                                          ----------------------------------
                                            Donald C. Alford

                                       By:
                                          ----------------------------------
                                            Patrick Marsch

                                       By:
                                          ----------------------------------
                                            Judith A. Ingalls

                                       By:
                                          ----------------------------------
                                            Kenneth E. Wheeler

                                           and its general partners

STATE OF CALIFORNIA     )          Subordination, nondisturbance &
                        )SS        attornment agreement
COUNTY OF   San Diego   )


                              ON March 15, 1984, before me, the undersigned,
   [NOTARY SEAL]              a Notary Public in and for said County and State,
                              personally appeared

                               **Ronald J. Carlson, President and Roger L.
                                 Mann Secretary**

                              proved to me on the basis of satisfactory evidence to be the persons, who executed the within instrument on behalf of the Corporation therein named, and acknowledged to me that such Corporation executed the within instrument pursuant to its Bylaws or a Resolution of its Board of Directors.

                                 Notary's Signature  /s/ K. T. Mayberry
                                                   -------------------------

                                  [Floor Plan]







                                  EXHIBIT "A"

LEASED PREMISES

EXHIBIT "A-1"








[FLOOR PLAN]








TENANT IMPROVEMENT - FIRST FLOOR

THIS PARTIAL SURRENDER OF LEASEHOLD, made this 26th day of September, 1985 by and between SCRIPPS BANK (hereinafter referred to as "Sublessor") and SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (hereinafter referred to as "Sublessee"), successor in interest to Science Applications, Inc., constitutes the agreement of the parties regarding the termination of a portion of that Sublease between the parties dated March 15, 1984
(hereinafter referred to as the "Sublease").

WHEREAS, Sublessor and Sublessee have heretofore entered into the Sublease under the terms of which Sublessee leases 1699.75 square feet of space from Sublessor on the first floor of that building (hereinafter referred to as the "Building") at 7817 Ivanhoe Avenue, La Jolla, California 92037 for a term of 34 months which commenced on March 28, 1984 and is scheduled to expire January 31, 1987; and

WHEREAS, Sublessee desires to surrender a portion of the space under the Sublease described as Rooms 105, 107 and 108 in said Building consisting of approximately 420 square feet of space (hereinafter referred to as the "Space") and all rights to the possession of the Space and to release Sublessor from its obligations under the Sublease for the Space; and

WHEREAS, Sublessor desires to accept said surrender and to release Sublessee from all obligations under the Sublease for the Space; and

NOW THEREFORE, for mutual and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

a. Effective October 1, 1985, Sublessee shall surrender the Space and discharge and release the Sublessor from all obligations under the Sublease therefor.

b. Effective October 1, 1985, Sublessor shall accept said surrender of the Space and discharge and release Sublessee from all obligations under the Sublease therefore.

c. Effective October 1, 1985, the Sublease shall be amended in all respects to incorporate this Partial Surrender of Leasehold and is further amended as follows:

    1. The area under sublease shall now consist of 1279.75 square feet of space within the Building, as indicated on the floor plan attached hereto as Exhibit "A-1" and incorporated hereby by reference (the "Premises").

    2. The base rental shall be $3,516.75 ($2.748 per square foot) per month.

    3. Effective October 1, 1985, Sublessee shall be released from all charges incurred at, charged to, or in connection with the Space.

    4. Effective October 1, 1985, Paragraph 6.1 is amended by adding the following sentence:

        "Effective October 1, 1985, Sublessee will pay for all electricity used by Sublessor in Rooms 105, 107 and 108 of the Building at 7817 Ivanhoe Avenue, La Jolla, California.

    5. Effective October 1, 1985, Paragraph 7.1 is amended to change the percentage in the first sentence from "...five and two-tenths percent (5.2%)..." to "...four and one-tenth percent (4.1%)...".

Except as modified and amended herein, all other terms and conditions of the Sublease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this PARTIAL SURRENDER OF LEASEHOLD on the day and the year first above written.

SUBLESSEE:                              SUBLESSOR:

SCIENCE APPLICATIONS                    SCRIPPS BANK
INTERNATIONAL CORPORATION

By:    /s/ J.D. Heipt                   By:   [ILLEGIBLE]
   --------------------------------        ------------------------------
      J.D. HEIPT

Title:   Senior Vice President          Title:   Vice Chair
      -----------------------------           ---------------------------